UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2023

Taihe Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-26113

Florida	65-0019376
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

Indonesian Street City, Jl. Batu Licin, Bintan Island, Kepulauan Riau, Indonesia	29151
(Address of principal executive offices)	(Zip Code)

0086-21-5091-7695

(Registrant’s telephone number, including area code)

Not Applicable

 (Former address, if changed since last report)

Correspondence:

Jimmy Lee

Indonesian Street City, JL Batu Licin

Bintan Island, Kepulauan

Riau, Indonesia 29151

bnpassociatesintl@gmail.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	TIHE	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere.  Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements.  However, not all forward-looking statements may contain one or more of these identifying terms.  Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to land development and construction works, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time associated with land development and construction and related insufficient cash flows and resulting illiquidity, our inability to expand our business, significant government regulation of land development, volatility in the price of our raw materials, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies.  A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors.  We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

1

EXPLANATORY NOTE

NuOncology Labs, Inc. (OTC “NLAB”) was incorporated under the laws of the State of Florida on November 6, 1994 as Choice Book & Video, Inc. The company had no business operations at this time. On April 9, 1998, the Company filed an amendment to its Articles of Incorporation and changed its name to Littman Resources, Inc. with a mergers and acquisitions business model.

In June 1998 the Company merged with NuOncology Labs, Inc. whereby NuOncology Labs, Inc. became the surviving company and on June 26, 1998, filed an amendment to its Articles of Incorporation and changed its name to NuOnclology Labs, Inc.

NuOncology Labs, Inc. operated as commercial laboratory and provided predictive chemosensitivity and immunotherapy predictive tests on biopsy tissues and other oncological laboratory testing services and products. NLAB’s operations included development, identification, testing and licensing of cancer treatment compounds.

Business operations for NuOncology Labs, Inc. were abandoned by former management and a custodianship action, as described in the subsequent paragraph, was commenced in 2021.

Upon appointment as the custodian of NLAB and under its duties stipulated by the Florida court, the custodian, Small Cap Compliance, LLC (the “Custodian” or “SCC”) took initiative to organize the business of the issuer. As Custodian, the duties were to conduct daily business, hold shareholder meetings, appoint officers and directors, reinstate the company with the Florida Secretary of State. The Custodian also had authority to enter into contracts and find a suitable merger candidate. SCC was compensated for its role as Custodian in the amount of 500,000 shares of Restricted Common Stock and 250,000 shares of Convertible Preferred A Series Stock. The Custodian did not receive any additional compensation, in the form of cash or stock, for custodian services. The custodianship was terminated on December 9, 2021.

Small Cap Compliance, LLC is controlled by Rhonda Keaveney, its sole member.

The Company filed a Form D under Rule 504 (b)(1)(iii) in 1998 and filed Form SB12G in 1999 but withdrew the registration on July 9, 1999.

The Company filed a Form 10 on January 4, 2022, and the SEC has no additional comments as evidenced by the letter dated March 22, 2022.

On May 3, 2022, the Company filed a FINRA corporate action and changed its name to Taihe Group Inc. to better reflect its new business model.

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On May 20, 2022, SCC entered into a Stock Purchase Agreement (the “Agreement”) with World Capital Holding Ltd. (“WCH”), whereby, SCC cancelled its control block of stock, 500,000 shares of Convertible Series A Preferred Stock and issued 160,000,000 Restricted Common Stock and 10,000,000 Convertible Series A Preferred Stock to WCH for the purchase price of $260,000. At this time, Rhonda Keaveney resigned as sole officer and director of Taihe Group Inc. and appointed Yan-Ping Sheng as its CEO, Director, Secretary and Treasurer. Yan-Ping Sheng is also the control person for WCH.

The Company’s business plan included finance, trade, culture, tourism, real estate, new energy, and healthcare between China and Indonesia under the “One Belt and One Road” initiatives in Indonesia. The Company planned to operate a diversified portfolio of subsidiary companies. With a variety of assets, products, and ancillary offerings in a variety of industries, the Company’s business model was to capitalize on, and adapt to, changing market conditions. As of December 31, 2022, we had not raised any capital and our business was not operational.

On May 17, 2022, the Company issued 9,500,000 shares of Series A Preferred Stock to the new owners and management, raising the issued and outstanding shares of preferred stock to 10,000,000.

This Current Report is being filed in connection with the transaction consummated by the Company and certain related events and actions taken by the Company.

This Current Report contains a summary of the agreements executed in connection with the transactions described herein. The summary of the agreements is subject to, and are qualified in their entirety by, reference to the agreements, which are filed as an exhibit hereto and incorporated herein by reference.

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP

The information contained in the Explanatory Note above relating to the custodianship described therein is incorporated by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 31, 2023, the Company entered into a Stock Purchase Agreement (the “Agreement”) whereby TIHE purchased 100% of the issued and outstanding shares of Hua Yin International Group Limited (“Hua Yin”), a corporation organized under the laws of the British Virgin Islands, for the purchase price of $1,000. See Exhibit 2.1.

In consideration of the purchase price certain shareholders transferred 89,900,000 shares of the Company’s Common Stock, and 10 million shares of the Company’s Series A Preferred Stock, to Taihe Group Limited (“Taihe Samoa”), a Company organized under the law of Samoa.

World Capital Holding Ltd was the owner of 100,000,000 shares of the Company’s Common Stock, transferring 89,900,000 shares to Taihe Samoa. Mr. Sheng was the owner of 10,000,000 shares of the Company’s Preferred A Stock, transferring 100% of his shares to Taihe Samoa. World Capital Holding Ltd. is controlled by Mr. Sheng.

Mr. Sukardi was appointed Chairman and Director of the Company effective January 31, 2023. Yan-Ping Sheng retained his positions as CEO, CFO, Treasurer, Secretary and Director.

In April 2023, the Company’s wholly owned subsidiary HuaYin, entered into separate Shareholders’ Agreement with (1) PT. Bintan Pelabuhan Batu Licin (formerly PT. Bentan Eja Industri), (2) PT. Mega Bakau Citrawisata, entities organized under the laws of Indonesia (the “Target Entities”) (the “VIE”). Collectively the companies will be referred to as “VIEs”.

PT. Bintan Pelabuhan Batu Licin and PT. Mega Bakau Citrawisata engage in the development and construction of lands and properties relating to tourism integrating real estates, villas as well as hospitality services.

PT. Bintan Pelabuhan Batu Licin is located in Kelurahan Gunung Lengkuas, Kecamatan Bintan Timur, Kabupaten Bintan Kepulauan Riau. PT. Mega Bakau Citrawisata is located in Bintan Regency, Riau Islands Province.

The closing of the transactions and various conditions are set forth in the Shareholder’s Agreement for each company. See Exhibits 3.1, 3.2.

Our business consists of 3 phases: (1) participate in the building of the Indonesian Street City project, Asia International Port Logistics Center; and (2) participate in the tourism and hospitality industry through Mangrove Industrial Park.

In accordance with merger and acquisition accounting treatment, our historical financial statements as of period ends, and for periods ended, prior to the Shareholders’ Agreements will now incorporate with the historical financial statements of PT. Bintan Pelabuhan Batu Licin and PT. Mega Bakau Citrawisata, in all future filings with the SEC.

As used in this Current Report henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms “TIHE,” the “Company,” the “Registrant,” “we,” “us,” and “our” refer to Taihe Group, Inc., incorporated in Florida, and the business of HuaYin International Group Limited after giving effect to the Agreement.

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Our Organization and Structure

Taihe Group Inc. was incorporated under the laws of the Florida on November 6, 1994 and is quoted on OTC Markets, Pink Sheet Tier under stock symbol TIHE.

Taihe Group Limited was incorporated in under the laws of Samoa on February 7, 2018. Taihe Group Limited is the majority shareholder of Taihe Group Inc., owning 89.9 million shares of its common stock and 10 million shares of its Series A preferred stock.

HuaYin International Group Limited, a wholly owned subsidiary of the Taihe Group, Inc., was incorporated in the British Virgin Islands on April 17, 2020.

Hua Yin has 100% voting equity interest in both Variable Interest Entities -- PT. Bintan Pelabuhan Batu Licin, an Indonesian corporation, which was incorporated on August 14, 2020, and PT. Mega Bakau Citrawisata, an Indonesian corporation, which was incorporated on January 14, 2019.

Taihe Samoa is a holding entity and has no or nominal operations.

Mr. Yan Ping Sheng is our Company’s CEO, Treasurer, Secretary and Director. Mr. Sukardi is our Company’s Chairman and Director. Mr. Sukardi is also the sole owner of Taihe Samoa, our majority shareholder and Hua Yin, Taihe Group Inc.’s wholly owned subsidiary.

The following chart shows our corporate structure, including our subsidiaries, and VIEs, as of the date of this filing:

VIE Agreements

On April 10, 2023 and April 12, 2023, the Company and its wholly-owned subsidiary HuaYin, entered into a Shareholders’ Agreements to obtain 100% of the voting rights of (1) PT Bintan Pelabuhan Batu Licin, and (2) PT. Mega Bakau Citrawisata respectively, entities organized under the laws of Indonesia.

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Contractual Arrangements with PT Bintan Pelabuhan Batu Licin and Its Shareholders

On April 10, 2023 HauYin entered into a contractual arrangement with and the shareholders of PT Bintan Pelabuhan Batu Licin (“PT Bintan”) (formerly PT. Bentan Eja Industri) who collectively held 100% of the shares of PT Bintan, including an exclusive business cooperation agreement, an exclusive option agreement, an equity interest pledge agreement, and power of attorney (collectively “VIE Agreements”). On March 10, 2023, the Company’s share capital was held by our chairman, Mr. Sukardi, holds a 15% equity interest in PT Bintan; and the remainder were held by Bukit Kemunting Cinta Semesta 80%, and Sio Hi 5% in PT Bintan. Mr. Sukardi is the control person for Bukit Kemunting Cinta Semesta.

Neither we nor our subsidiaries own any equity interest in PT Bintan. Instead, we control and receive the economic benefits of PT Bintan business operations through the VIE Agreements. HuaYin, PT Bintan and its shareholders entered into the VIE Agreements on April 10, 2023. The VIE Agreements are designed to provide HuaYin with the power, rights, and obligations equivalent in all material respects to those it would possess as the equity holder of PT Bintan, including absolute control rights and the rights in the assets, property and revenue of PT Bintan to (i) exercise effective control over Pt Bintan, (ii) receive substantially all of the economic benefits of PT Bintan, and (iii) have an exclusive option to purchase or designate any third party to purchase all or part of the equity interests in and assets of PT Bintan when and to the extent permitted by Indonesia law.

As a result of our direct ownership in HuaYin and the contractual arrangements with PT Bintan, we are regarded as the primary beneficiary of PT Bintan, and we treat PT Bintan as our consolidated VIE under U.S. GAAP, which generally refers to an entity in which we do not have any equity interests but whose financial results are consolidated into our consolidated financial statements in accordance with U.S. GAAP because we have a controlling financial interest in, and thus are the primary beneficiary of, that entity. We have consolidated the financial results of PT Bintan and its subsidiary in our consolidated financial statements in accordance with U.S. GAAP. See “Corporate Structure.”

Contractual Arrangements with PT. Mega Bakau Citrawisata and Its Shareholders

On April 12, 2023 HauYin entered into a contractual arrangement with and the shareholders of PT. Mega Bakau Citrawisata (“PT Mega”) who collectively held 100% of the shares of PT Mega, including an exclusive business cooperation agreement, an exclusive option agreement, an equity interest pledge agreement, and power of attorney (collectively “VIE Agreements”). On March 10, 2023, the Company’s share capital was held by our chairman, Mr. Sukardi holds a 99% equity interest in PT Mega, and the remainder were held by Sio Hi 1% in PT Mega.

Neither we nor our subsidiaries own any equity interest in PT Mega. Instead, we control and receive the economic benefits of PT Mega business operations through the VIE Agreements. HuaYin, PT Mega and its shareholders entered into the VIE Agreements on April 12, 2023. The VIE Agreements are designed to provide HuaYin with the power, rights, and obligations equivalent in all material respects to those it would possess as the equity holder of PT Mega, including absolute control rights and the rights in the assets, property and revenue of PT Mega to (i) exercise effective control over Pt Mega, (ii) receive substantially all of the economic benefits of PT Mega, and (iii) have an exclusive option to purchase or designate any third party to purchase all or part of the equity interests in and assets of PT Mega when and to the extent permitted by Indonesia law.

As a result of our direct ownership in HuaYin and the contractual arrangements with PT Mega we are regarded as the primary beneficiary of PT Mega, and we treat PT Mega as our consolidated VIE under U.S. GAAP, which generally refers to an entity in which we do not have any equity interests but whose financial results are consolidated into our consolidated financial statements in accordance with U.S. GAAP because we have a controlling financial interest in, and thus are the primary beneficiary of, that entity. We have consolidated the financial results of PT Mega and its subsidiary in our consolidated financial statements in accordance with U.S. GAAP. See “Corporate Structure.”

6

THE STOCK PURCHASE AGREEMENT AND RELATED TRANSACTIONS

Stock Purchase Agreement

On January 31, 2023, the Company entered into a Stock Purchase Agreement (the “Agreement”) whereby TIHE purchased 100% of the issued and outstanding shares of Hua Yin International Group Limited (“Hua Yin”), a corporation organized under the laws of the British Virgin Islands, for the purchase price of $1,000.

In consideration of the purchase price certain shareholders transferred 89,900,000 shares of the Company’s Common Stock, and 10 million shares of the Company’s Series A Preferred Stock, to Taihe Group Limited (“Taihe Samoa”), a Company organized under the law of Samoa.

Mr. Sukardi was the sole owner and shareholder of Hua Yin and is the sole owner and shareholder of Taihe Samoa.

World Capital Holding Ltd was the owner of 100,000,000 shares of the Company’s Common Stock and Mr. Sheng was the owner of 10,000,000 shares of the Company’s Preferred A Stock. Mr. Sheng is the sole owner of World Capital Holding Ltd.

Prior to the Agreement, Hua Yin had no operations and TIHE was a shell company. Pursuant to the Agreement, the Company acquired Hua Yin to engage in land development and construction works, tourism, villas, and hospitality through Shareholders’ Agreements with 2 VIEs.

The Agreement contained customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions.  Breaches of the representations and warranties will be subject to customary indemnification provisions, subject to specified aggregate limits of liability.

The Agreement will be treated as a recapitalization of the Company for financial accounting purposes.  TIHE will be considered the acquirer for accounting purposes, and the historical financial statements of Hua Yin, before the Agreement and will be included along with the historical financial statements of the VIEs before the Agreements in all future filings with the SEC.

The parties have taken all actions necessary to ensure that the Agreement is treated as a tax-free exchange under Section 351 of the Internal Revenue Code of 1986, as amended.

The Agreement is filed as an exhibit to this Report.  All descriptions of the Agreement herein are qualified in their entirety by reference to the text thereof filed as an exhibit hereto, which is incorporated herein by reference.

Appointment of Directors and Officers

Our Board of Directors, under FL Statute 607.0803, is authorized to consist of at least 1 member and currently consists of 2 members.  On the Closing Date of the Agreement, Yan-Ping Sheng, our sole director, as part of the Agreement, appointed Mr. Sukardi to the Board of Directors.

See “Management – Directors and Executive Officers” below for information about our new directors and executive officers.

Current Ownership

Immediately after giving effect to the Agreement there were 100,003,919 issued and outstanding shares of our Common Stock and 10,000,000 issued and outstanding shares of our Preferred A Shares, as follows:

Prior to the Agreement, World Capital Holding Ltd, controlled by our CEO Yan Ping Sheng, was the majority shareholder of TIHE owning 100,000,000 shares of our Common Stock and Yan Ping Sheng owning 10,000,000 Preferred A shares.

After execution of the Agreement, Taihe Samoa became the majority shareholder of TIHE, owning 10,000,000 Preferred A shares and 89,900,000 shares of our Common Stock.

No other securities convertible into or exercisable or exchangeable for our Common Stock (including options or warrants) are outstanding.

Our common stock is quoted on the OTC Markets (Pink Current) under the symbol “TIHE,” which changed from “NLAB” May of 2022.

7

Accounting Treatment

The Taihe Group, Inc. is being accounted for in conjunction with the reverse merger of Hua Yin and is deemed to be the acquirer in the reverse merger. Consequently, the assets and liabilities and the historical operations of Hua Yin International Group will be reflected in the financial statements of Taihe Group, Inc., and the consolidated financial statements after completion of the Share Exchange will include the assets and liabilities of Hua Yin., historical operations of Hua Yin. and operations of the Company and its subsidiaries from the closing date of the Share Exchange. Except as described in this Current Report, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our Board of Directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.

We continue to be a “smaller reporting company,” as defined under the Exchange Act, following the Share Exchange. We believe that as a result of the Share Exchange we have ceased to be a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act).

DESCRIPTION OF BUSINESS

Immediately following the closing of the Agreement, the business of Hua Yin became a wholly owned subsidiary of TIHE. Hua Yin was formed to be a holding company to be involved in holding land development, construction, and hospitality/tourism entities.

Hua Yin’s History

HuaYin was incorporated in the British Virgin Islands on April 17, 2020. Mr. Sukardi, an Indonesian resident, owned 100% of the Hua Yin stock, 100,000,000 shares. On January 19, 2023, Mr. Sukardi sold all of his shares to Taihe Group, Inc. (100% of the issued and outstanding shares). Mr. Sukardi remained the sole officer and director of Hua Yin. See Exhibit 4.1 for Certificate of Incumbency.

Hua Yin Operations

Hua Yin began its operations in upon execution of the Shareholders’ Agreements with the VIEs. Our business model consists of 3 phases: (1) participate in the building of the Indonesian Street City project, Asia International Port Logistics Center, and Mangrove Industrial Park; and (2) participate in trade between Indonesia and China; and (3) participate in the tourism and hospitality industry.

Our project invites manufacturers who are interested in developing the Indonesian southeast Asian market to attract

Chinese commodities with reliable quality and competitive price, including building materials, furniture, textiles, chemicals, and electronics.

The project covers about 500 acres. The project is in the planning and zoning stages and will be developed in 10 phases with 3-5 in each phase and 50 buildings in total. The project is expected to be completed in 10-15 years. Each building is 15,000 to 20,000 square meters and at this time, the 500 acres of land required for the project has been purchased and the first phase of construction has been completed.

Each VIE has a platform that allows us to recognize our goals from start to finish.

PT Bintan Pelabuhan Batu Licin focuses on land development and construction works.

PT. Mega Bakau Citrawisata is in the hospitality business, including tourism related to real estate and villa rentals. Our plan includes a 24-hour serviced ferry to Singapore, charter direct flights from China, Macau and Hong Kong. We also plan to create facilities in Bintan to host conferences, so housing is needed to accommodate the attendees.

Preservation of the Environment in Indonesian

We are aware that, in the past 100 years, people have pursued too much industrial development causing serious damage to the ecological balance. Future projects will be “minus and plus” as the main strategy of sustainable development, namely, to reduce the environmental impact of our developments, increase the protection to the surrounding environment, balance the relationship between human consumption and nature replenishment. Based on this philosophy, we own more than 50,000 Chinese units of mangrove nature reserves.

8

The Market

The group’s core projects, including Indonesian Street City, Mangrove Industrial Park and Asia International Port Logistics Center, are all located on Bintan Island in Riau Islands, Indonesia.

The island has a land area of 2,402.28 square kilometers (a total area of 60,067 square kilometers, 96% of which is sea). It is one of the three major duty-free zones in Indonesia, with a permanent population of about 370,000.

On October 11, 2017, Indonesian President Joko Widodo signed Government Regulation (PP) Number: 41 of 2017 concerning Amendments to Government Regulation Number 47 of 2007 concerning Free Trade Areas and Free Port of Bintan. The amendment states that the Bintan area is designated as a Free Trade Area and Free Port for a period of 70 years after the enactment.

In the midst of global economics slow down and uncertainties, Indonesia has maintained a stable and strong economic growth. The Indonesia economy is expected to grow by 4.8% in 2023 and 5.0% in 2024 according to the Asian Development Bank. “Booming commodity exports drove growth to 5.3% in 2022, making up for modest domestic demand,” said ADB Country Director for Indonesia Jiro Tominaga.

Maintained macroeconomic stability is also reflected by low inflation rate, stable exchange rates, increased foreign reserves and manageable current account deficit according to the World Bank.

As an important partner of the Belt and Road Initiative and the 21st Century Maritime Silk Road, Indonesia enjoys a good momentum in economic development. Despite the impact of the pandemic, the market and trade environment has nearly recovered and is in a state of preparation through the change of corporation strategies in the post pandemic era.

Relying on the geographical advantages of Bintan Island, the Company expects to jointly build the international container terminal project in the Asia International Port Logistics Center with investors and provide services for the import and export of commodities from Indonesia and other Southeast Asian regions. The international container terminal will adopt modern management based on convenient transportation information transfer and high-speed processing and strive to become the most efficient and modern international container terminal in Indonesia.

“THINK GLOBAL, ACT LOCAL” PARTNERING STRATEGY

For a healthy eco-system of public growth financing of our projects, several factors are required:  entrepreneurs, investors, Indonesian government, and partners in trade. TIHE offers an extensive partnering strategy geared towards the completion and continued operations:

·

•	Attracting deals and investors;
•	Business evaluation and monitoring; and
•	Offering value added services for our trade partners; and
•	Observing and adhering to environmental regulation; and
•	Creating a vibrant hospitality and tourism industry

Employees

As of June 30, 2023, we had 2 employees involved through an officer and director relationship with the Company. We do not have a contractual relationship with these employees.

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RISK FACTORS

An investment in our securities involves a high degree of risk.  You should not invest in our securities if you cannot afford to lose your entire investment. In deciding whether you should invest in our securities, you should carefully consider the following information together with all of the other information contained in this Current Report.  Any of the following risk factors can cause our business, prospects, financial condition or results of operations to suffer and you to lose all or part of your investment.

General Risks Relating to our Business, Operations of Financial Condition

We have a limited operating history and are subject to the risks encountered by early-stage companies.

Hua Yin was organized in the British Virgin Islands on April 17, 2020. Because our operating company has a limited operating history, you should consider and evaluate our operating prospects in light of the risks and uncertainties frequently encountered by early-stage companies in rapidly evolving markets. For us, these risks include:

•	risks that we may not have sufficient capital to achieve our growth strategy;

•	risks that we may not develop our product and service offerings in a manner that enables us to be profitable and meet our customers’ requirements;

•	risks that our growth strategy may not be successful; and

•	risks that fluctuations in our operating results will be significant relative to our revenues

These risks are described in more detail below. Our future growth will depend substantially on our ability to address these and the other risks described in this section. If we do not successfully address these risks, our business would be significantly harmed.

The Holding Foreign Companies Accountable Act (“HFCAA”)

The Holding Foreign Companies Accountable Act became law in December 2020 and prohibits foreign companies from listing their securities on U.S. exchanges if the company has been unavailable for PCAOB inspection or investigation for three consecutive years.

The HFCAA requires the SEC to identify registrants that have retained a registered public accounting firm to issue an audit report where that registered public accounting firm has a branch or office that:

•	Is located in a foreign jurisdiction; and
•	The PCAOB has determined that it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction

If a PCAOB auditor is unable to inspect the issuer's public accounting firm for three consecutive years, the issuer's securities are banned from trade on a national exchange or through other methods. On December 29, 2022, the President signed the Consolidated Appropriations Act, 2023, which, among other things, amended the HFCAA to reduce the number of consecutive years an issuer can be identified as a Commission-Identified Issuer before the Commission must impose an initial trading prohibition on the issuer’s securities from three years to two years.

We are not currently subject to the determination announced by the PCAOB on December 16, 2021, since our auditor is located in the United States. However, if we engage auditors in a foreign jurisdiction, the HFCAA rules will apply.

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We will be subject to Indonesian construction and land laws.

Building construction in Indonesia must adhere to technical requirements as imposed by the government. Government Regulation No 36 of 2005 regarding the Implementation of Law No. 28 of 2002 regarding Building imposes an "intensity requirement" for the construction of a building, whereby a building must be constructed not exceeding certain maximum density and height limits that are stipulated by the relevant regional government. We will be subject to submitting our plans for approval prior to starting construction on our projects.

In addition, acquiring land for infrastructure projects is a burdensome process considering the numerous government bodies. We could be denied the right to land and unable to build our projects. Any limitation on our ability to obtain land or approval for building as could have a material adverse effect on our business, financial condition and results of operations.

Foreign investments in Indonesia

Foreign investment in Indonesia was first recognized in the Foreign Investment Law of 1967, which was amended and consolidated into the new Investment Law in 2007. Regulations are being continuously amended by the government of Indonesia, with the aim of easing complexity and expediting processes for businesses and foreign investors. However, there are some restrictions on foreign investment. These restrictions are contained in the Negative Investment List, which specifies industries for which foreign investment is closed, or open only up to a certain percentage of its capitalization. For example, our business will consist of construction projects and construction services business is open for up to 67 percent foreign investment. Before conducting business, approval must be obtained from the Indonesian government and any other relevant agency for the business sector. There is no assurance that we will be able to successfully manage this anticipated construction projects. A failure to obtain approval from the Indonesian governing body could materially and adversely affect our ability to continue our businesses.

Effect of Environmental Laws

We believe that we are in compliance with all applicable environmental laws, in all material respects. We do not expect future compliance with environmental laws to have a material adverse effect on our business.

We rely on contractual arrangements with our consolidated VIE and its shareholders to operate our business, which may not be as effective as direct ownership in providing operational control and otherwise have a material adverse effect as to our business.

We rely on contractual arrangements with our consolidated VIE and its shareholders. For a description of these contractual arrangements, see Corporate Structure for details. All of our revenue is generated by and a significant percentage of our consolidated assets are owned by the VIE, whose financial statements are consolidated with ours. These contractual arrangements may not be as effective as direct ownership in providing us with control over our consolidated VIE. If our consolidated VIE or its shareholders fail to perform their respective obligations under these contractual arrangements, our recourse to the assets held by our consolidated VIE is indirect and we may have to incur substantial costs and expend significant resources to enforce such arrangements in reliance on legal remedies under the laws of Indonesia. These remedies may not always be effective, particularly in light of uncertainties in their legal system. Furthermore, in connection with litigation, arbitration or other judicial or dispute resolution proceedings, assets under the name of any of record holder of equity interest in our consolidated VIE, including such equity interest, may be put under court custody. As a consequence, we cannot be certain that the equity interest will be disposed pursuant to the contractual arrangement or ownership by the record holder of the equity interest.

All of these contractual arrangements are governed by Indonesia law and provide for the resolution of disputes through arbitration or court proceedings in Indonesia. Accordingly, these contracts would be interpreted in accordance with the Republic of Indonesia laws and any disputes would be resolved in accordance with Republic of Indonesia legal procedures. The legal environment in the Indonesia is not as developed as in other jurisdictions, such as the U.S. As a result, uncertainties in the Indonesia legal system could limit our ability to enforce these contractual arrangements. In the event that we are unable to enforce these contractual arrangements, or if we suffer significant time delays or other obstacles in the process of enforcing these contractual arrangements, it would be very difficult to exert effective control over our consolidated VIE, and our ability to conduct our business and our financial condition and results of operations may be materially and adversely affected.

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Any failure by our consolidated VIE or its shareholders to perform their obligations under our contractual arrangements with them would have a material adverse effect on our business.

We, through our wholly foreign-owned enterprise in the British Virgin Islands, have entered into the VIE Agreements with our consolidated VIE and its shareholders. For a description of these contractual arrangements, see “Corporate Structure – Contractual Arrangements with PT. Bintan Pelabuhan Batu Licin, PT. Mega Bakau Citrawisata, and their Shareholders.” If our consolidated VIEs or their shareholders fail to perform their respective obligations under these contractual arrangements, we may incur substantial costs and expend additional resources seeking to enforce such arrangements. We may also have to rely on legal remedies under Indonesia laws, including seeking specific performance or injunctive relief, and claiming damages, which we cannot assure you will be effective under Indonesia laws. For example, if the shareholders of our consolidated VIEs were to refuse to transfer their equity interests in the consolidated VIEs to us or our designee when we exercise the purchase option pursuant to these contractual arrangements, or if they were otherwise to act in bad faith toward us, then we may have to take legal actions to compel them to perform their contractual obligations.

All of the VIE Agreements are governed by Indonesia laws and provide for the resolution of disputes through arbitration in Indonesia. Accordingly, these contracts would be interpreted in accordance with Indonesia laws and any disputes would be resolved in accordance with Indonesia legal procedures, but an arbitration proceeding is not as formal as a court proceeding and the arbitrator may apply Indonesia law in a manner different from a court. The legal system in the Indonesia is not as developed as in some other jurisdictions, such as the U.S., and the arbitrator may render a decision which is in conflict with our understanding of the laws of the Indonesia and we may have little if any recourse. As a result, uncertainties in the Indonesia legal system and the arbitration procedure could limit our ability to enforce these contractual arrangements. Meanwhile, there are very few precedents and formal guidelines as to how contractual arrangements in the context of a VIE should be interpreted or enforced under Indonesia laws. There remain significant uncertainties regarding the ultimate outcome of such arbitration should it become necessary. In the event that we are unable to enforce these contractual arrangements, or if we suffer significant delay or other obstacles in the process of enforcing these contractual arrangements, we may not be able to exert effective control over our consolidated VIEs and relevant rights and licenses held by it which we require in order to operate our business, and our ability to conduct our business may be negatively affected. Any delay in effecting enforcement of our rights under the VIE Agreements could materially and adversely affect our financial condition, the results of our operations, our prospects and our ability to continue in business.

Although the general principle of Indonesian law is that the parties are free to determine the terms of the agreement between them, it also provides that the terms of that agreement should not violate principles of fairness or a sense of justice. There is therefore a degree of uncertainty around the enforceability of liquidated damages clauses.

The arbitration provisions under the VIE Agreements have no effect on the rights of our shareholders to pursue claims against us under the United States federal securities laws, although any such actions would have no effect on our ability to enforce our rights under the VIE Agreements.

The shareholders of our consolidated VIEs may have potential conflicts of interest with us, which may materially and adversely affect our business and financial condition.

The interests of the shareholders of our consolidated VIEs in their capacities as such shareholders may differ from the interests of our company as a whole, as what is in the best interests of our consolidated VIEs, including matters such as whether to distribute dividends or to make other distributions to fund our offshore requirement to the extent that such funding is permitted under Indonesian laws, may not be in our best interests. There can be no assurance that when conflicts of interest arise, any or all of these shareholders will act in our best interests of or that any conflicts of interest will be resolved in our favor. In addition, these shareholders may breach or cause our consolidated VIEs and its subsidiaries to breach or refuse to renew the existing contractual arrangements with us.

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Currently, we do not have arrangements to address potential conflicts of interest that the 100% shareholders of our consolidated VIEs, who is our chief executive officer, may encounter, on one hand, and as our chief executive officer, on the other hand. We, however, could, at all times, exercise our option under the exclusive option agreement to cause them to transfer all of their equity ownership in our consolidated VIEs to our wholly-owned British Virgin Islands entity or individual designated by us as permitted by the then applicable BVI laws. In addition, if such conflicts of interest arise, we could also, in the capacity of attorney-in-fact of the shareholders of our consolidated VIEs as provided under the power of attorney, directly appoint new directors of our consolidated VIEs. We rely on the shareholders of our consolidated VIEs to comply with Indonesian laws and regulations, which protect contracts and provide that directors and executive officers owe a duty of loyalty to our company and require them to avoid conflicts of interest and not to take advantage of their positions for personal gains, and the laws of the BVI, which provide that directors have a duty of care and a duty to act honestly in good faith with a view to our best interests. However, the legal frameworks of both Indonesia and the BVI do not provide guidelines on resolving conflicts with other corporate governance regimes. If we cannot resolve any conflicts of interest or disputes between us and the shareholders of our consolidated VIEs, we would have to rely on the arbitration provisions of the VIE Shareholder Agreements, which, as discussed in the previous risk factor, could result in the disruption of our business and subject us to substantial uncertainty as to the outcome of any such.

Contractual arrangements in relation to our consolidated VIEs may be subject to scrutiny by the Indonesian tax authorities who may determine that our consolidated VIEs owes additional taxes, which could negatively affect our financial condition and the value of your investment.

Under applicable Indonesian laws and regulations, arrangements and transactions among related parties may be subject to audit or challenge by the Indonesian tax authorities. Indonesia’s parliament approved the Harmonized Tax Law (HTL) or Law No. 7/2021, which overhauls the country’s existing tax structure. Changes include an increase in the value-added tax (VAT) rate, a new carbon tax, scrapped plans to reduce the corporate income tax (CIT), and changes to the topline personal income tax (PIT) rate.

Corporate income tax is set at a basic rate of 22 percent for the 2022 fiscal year. There are several facilities given to businesses regarding the CIT if they fulfill the following conditions:

•	Companies that are listed on the stock exchange that offer the minimum requirement of 40 percent of total share capital are subjected to a three percent tax cut from the standard rate;
•	Companies that have an annual turnover of 50 billion rupiah (US$3.5 million) are eligible for a 50 percent tax cut from the standard rate, which is imposed proportionally on the part of the gross turnover of up to 4.8 billion rupiah (US$336,000); and
•	Companies with gross turnover of no more than 4.8 billion rupiah (US$336,000) are subject to a 0.5 percent tax on total turnover.

Value added tax is imposed on the provision of services or the transfer of taxable goods. VAT rates are set out below:

•	11 percent imposed on most manufacturers, retailers, wholesalers, and importers from April 2022 and 12 percent by 2025;
•	Export of tangible and intangible goods is subject to zero percent VAT; and
•	The export of services is subject to zero percent VAT.

The government’s negative list sets out all the goods and services that are non-taxable. These include among others – mining or drilling products, basic food commodities, food and drink served in hotels, restaurants, restaurant, stalls, and money, gold bullion and securities. insurance services, religious services, arts and entertainment services, non-advertising broadcasting services, medical health services, financial services, and educational services.

Our financial position could be materially and adversely affected if the tax liabilities of our BVI subsidiary and consolidated VIEs increase, or if they are required to pay late payment fees and other penalties.

We have a history of net losses, may incur substantial net losses in the future and may not achieve profitability.

Although we have begun to generate revenues, we have incurred significant losses since inception. We expect to incur increased costs to grow our business and increase revenues, such as costs relating to expanding our business into additional markets. If our revenues do not increase to offset these additional expenses or if we experience unexpected increases in operating expenses, we will continue to incur significant losses and will not become profitable. If we are not able to significantly increase our revenues, we will likely not be able to achieve profitability in the future.

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Our operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern.  If we do not continue as a going concern, investors could lose their entire investment.

Our operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern.  If we do not generate revenues, do not achieve profitability and do not have other sources of financing for our business, we may have to curtail or cease our development plans and operations, which could cause investors to lose the entire amount of their investment.

If we are unable to manage our anticipated post-Share Transfer growth effectively, our business could be adversely affected.

We anticipate that a significant expansion of our operations and addition of operating subsidiaries, and new personnel will be required in all areas of our operations in order to implement our post-Share Transfer business plan. Our future operating results depend to a large extent on our ability to manage this expansion and growth successfully. For us to continue to manage such growth, we must put in place legal and accounting systems, and implement human resource management and other tools. We have taken preliminary steps to put this structure in place. However, there is no assurance that we will be able to successfully manage this anticipated rapid growth. A failure to manage our growth effectively could materially and adversely affect our ability to market our businesses.

Our business is subject to risks generally associated with fluctuating economic tendencies in the capital markets.

The demand for our products can change over time due to fluctuations in the global and local economies and in the related capital requirements of small and medium-sized enterprises.  These fluctuations could negatively impact our future revenue streams.

If we lose the services of our founders or other members of our senior management team, we may not be able to execute our business strategy.

Our success depends in a large part upon the continued service of our senior management team. In particular, the continued service of our officers and directors, Yan-Ping Sheng, Chief Executive Officer and Mr. Sukardi, our chairman, is critical to our vision, strategic direction, culture, products and technology. We do not maintain key-man insurance for any of our management team. The loss of any of our officers, even temporarily, or any other member of our management could harm our business.

We may need additional financing.  Any limitation on our ability to obtain such additional financing could have a material adverse effect on our business, financial condition and results of operations.

There can be no assurance that we will not require additional capital to continue operations. The raising of additional capital could result in dilution to our stockholders.  In addition, there is no assurance that we will be able to obtain additional capital if we need it, or that if available, it will be available to us on favorable or reasonable terms.  Any limitation on our ability to obtain additional capital as and when needed could have a material adverse effect on our business, financial condition and results of operations.

If we fail to maintain proper and effective internal controls, our ability to produce accurate and timely financial statements could be impaired, which could harm our operating results, our ability to operate our business and investors’ views of us.

Ensuring that we have adequate internal financial and accounting controls and procedures in place so that we can produce accurate financial statements on a timely basis is a costly and time-consuming effort that will need to be evaluated frequently.  Section 404 of the Sarbanes-Oxley Act requires public companies to conduct an annual review and evaluation of their internal controls.  Our failure to maintain the effectiveness of our internal controls in accordance with the requirements of the Sarbanes-Oxley Act could have a material adverse effect on our business.  We could lose investor confidence in the accuracy and completeness of our financial reports, which could have an adverse effect on the price of our common stock. In addition, if our efforts to comply with new or changed laws, regulations, and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to practice, regulatory authorities may initiate legal proceedings against us and our business may be harmed.

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Misconducts, including illegal, fraudulent or collusive activities, by our employees, distributors, retailers, suppliers and manufacturers, may harm our brand and reputation and adversely affect our business and results of operations.

Misconduct, including illegal, fraudulent or collusive activities, unauthorized business conducts and behaviors, or misuse of corporate authorization by our employees, contractors, distributors, retailers, suppliers and manufacturers and other business partners could subject us to liability and negative publicity. Our employees, distributors, retailers, suppliers and manufacturers may conduct fraudulent activities or violations of the Foreign Corrupt Practices Act, such as accepting payments from or making payments to other distribution channel participants or other third parties in order to bypass our internal system and to complete shadow transactions and/or transactions outside our official or authorized distribution channels, disclosing users' information to competitors or other third parties for personal gains, or applying for fake reimbursement. They may conduct activities in violation of unfair competition law, which may expose us to unfair competition allegations and risks. We cannot assure you that such incidents will not occur in the future. It is not always possible to identify and deter such misconduct, and the precautions we take to detect and prevent these activities may not be effective. Such misconduct could damage our brand and reputation, which could adversely affect our business and results of operations.

We have identified a material weakness in our internal controls over financial reporting.

Our management, with the participation of our principal executive officer, principal financial officer, and chairman, is responsible for establishing and maintaining adequate internal control over our financial reporting. Our internal control system was designed to provide reasonable assurance to management regarding the preparation and fair presentation of published financial statements.

Our management, consisting of our principal executive officer, principal financial officer, and chairman, does not expect that our disclosure controls and procedures or our internal controls over financial reporting will prevent all error and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues, misstatements, errors, and instances of fraud, if any, within our company have been or will be prevented or detected. These inherent limitations include the realities that judgments in decision-making can be faulty and that breakdowns can occur because of simple error or mistake. The design of any system of controls is based in part on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions. Projections of any evaluation of controls effectiveness to future periods are subject to risks that internal controls may become inadequate as a result of changes in conditions, or through the deterioration of the degree of compliance with policies or procedures.

Additionally, ineffective internal control over financial reporting could expose us to increased risk of fraud or misuse of corporate assets and subject us to potential delisting from the stock exchange on which we list, regulatory investigations and civil or criminal sanctions. We may also be required to restate our financial statements from prior periods.

Limitations on Shareholder Rights and Recourse

Legal claims, including federal securities law claims, against British Virgin Island-based Issuers, or their officers, directors, and gatekeepers, may be difficult or impossible for investors to pursue in U.S. courts. Even if an investor obtains a judgment in a U.S. court, the investor may be unable to enforce such judgment, particularly in the case of a British Virgin Islands-based Issuer, where the related assets or persons are typically located outside of the United States and in jurisdictions that may not recognize or enforce U.S. judgments. If an investor is unable to bring a U.S. claim or collect on a U.S. judgment, the investor may have to rely on legal claims and remedies available in the British Virgin Islands or other overseas jurisdictions where the British Virgin Islands-based Issuer may maintain assets. The claims and remedies available in these jurisdictions are often significantly different from those available in the United States and difficult to pursue. An investor could lose their entire investment and incur legal costs if unable to enforce their judgment.

15

Our officers, directors and principal stockholders own a large percentage of our stock and other stockholders have little or no ability to elect directors or influence corporate matters

As of June 30, 2023, our officers, directors, and principal stockholders were deemed to be the beneficial owners of approximately 90.098492% of our issued and outstanding shares of common stock and 100% of the Convertible Series A Preferred Stock.

Our Chairman and Director holds 100% of the Convertible Series A Preferred Stock. Each share of Convertible Series A Preferred Stock is convertible into 1,000 shares of common stock. In addition, the Convertible Series A Preferred Stock has voting privileges of 1,000 votes for each share held. These shares have not been converted as of this writing.

As a result, the holder of the Convertible Series A Preferred Stock, via voting rights, can determine the outcome of any actions taken by us that require stockholder approval. For example, they will be able to elect all our directors, control the policies and practices of the Company and control the outcome of any proposed business combination.

In addition, Section 13 of our By-laws state the following:

Section 13      Super Majority Votes: Motions on the following issues shall require the vote of at least sixty-five percent (65%) of the Stockholders to carry:

A.	Amending these By-Laws;
B.	Capital Contributions;
C.	Removal of the Director or any Officer;
D.	Issuing New Shares of stock;
E.	Issuing New Classes of Shares;
F.	Terminating or rejecting the defense or indemnity of any Director, Officer, agent, or employee; and
G.	Terminating, Dissolving, or winding down the business affairs of the Corporation or liquidating more than half of the assets and property of the Corporation.

Our Preferred A shareholder has over 65% of the voting shares and will carry the necessary votes to determine the outcome for all of the above-mentioned actions.

Section 15 of our By-laws state the following:

Section 15      Stock Transfer Restrictions. A Stockholder contemplating a sale or transfer of any shares of Stock in the Corporation to any third party shall first provide written Notice of Intent to Sell Stock to the Board and all the other Stockholders which shall include the name of the proposed purchaser and the full terms and conditions of the proposed sale. The other Stockholders shall have thirty (30) days from Notice of Intent to Sell Stock to give written Notice of Intent to Purchase Stock on the same terms and conditions as set forth in the Notice of Intent to Sell Stock.

If no Stockholder gives Notice of Intent to Purchase Stock within thirty (30) days, then the Stockholder may sell as set forth in the Notice of Intent to Sell Stock provided that a majority of the remaining Stockholders approve the sale or transfer to the proposed third-party purchaser.

Any purported sale or transfer of shares of Stock in the Corporation undertaken without compliance with all the provisions of Section 15 shall be void and without effect.

Risks Relating to our Securities

Because the Agreement with Hua Yin will result in a deemed a reverse acquisition, we may not be able to attract the attention of major brokerage firms, which may limit the liquidity of our Common Stock and may make it more difficult for us to raise additional capital in the future.

Additional risks may exist because the Agreement will be considered a “reverse acquisition” under accounting and securities regulations. Certain SEC rules are more restrictive when applied to reverse acquisition companies, such as the ability of stockholders to resell their shares of Common Stock pursuant to Rule 144. In addition, securities analysts of major brokerage firms may not provide coverage of our Common Stock following the Agreement because there may be little incentive for brokerage firms to recommend the purchase of our Common Stock. As a result, our Common Stock may have limited liquidity and investors may have difficulty selling it. In addition, we cannot assure you that brokerage firms will want to conduct any secondary offerings on our behalf if we seek to raise additional capital in the future. Our inability to raise additional capital may have a material adverse effect on our business.

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There is not now, and there may not ever be, an active market for the Company’s Common Stock.

There currently is no public market for our Common Stock.  Further, although our Common Stock is currently quoted on the over-the-counter market (the “OTC Markets”) and on the OTC Markets Pink Current Tier, trading of our Common Stock.  When our stock does trade, such trading may be extremely sporadic.  For example, several days may pass before any shares may be traded.  As a result, an investor may find it difficult to dispose of, or to obtain accurate quotations of the price of, our Common Stock.  Accordingly, investors must assume they may have to bear the economic risk of an investment in our Common Stock for an indefinite period of time.  There can be no assurance that a more active market for the Common Stock will develop, or if one should develop, there is no assurance that it will be sustained.  This severely limits the liquidity of our Common Stock and would likely have a material adverse effect on the market price of our Common Stock and on our ability to raise additional capital.

We cannot assure you that the Common Stock will become liquid or that it will be listed on a securities exchange.

Until our Common Stock is listed on a national securities exchange such as the New York Stock Exchange or the Nasdaq Stock Market, we expect our Common Stock to remain eligible for quotation on the OTC Markets Pink Sheets Tier.  In this venue, however, an investor may find it difficult to obtain accurate quotations as to the market value of our Common Stock.  In addition, if we fail to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors.  Consequently, such regulations may deter broker-dealers from recommending or selling our Common Stock, which may further affect the liquidity of the Common Stock.  This would also make it more difficult for us to raise capital.

Our Common Stock is a Penny Stock

Our Common Stock is subject to the “penny stock” rules of the SEC and the trading market in the securities is limited, which makes transactions in the stock cumbersome and may reduce the value of an investment in the stock.

The SEC has adopted Rule 15g-9 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require:

●	that a broker or dealer approve a person’s account for transactions in penny stocks; and
●	the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must:

●	Obtain financial information and investment experience objectives of the person; and

●	make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form sets forth:

●	the basis on which the broker or dealer made the suitability determination; and

●	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of common stock and cause a decline in the market value of stock.

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Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

The price of our Common Stock may become volatile, which could lead to losses by investors and costly securities litigation.

The trading price of our Common Stock is likely to be highly volatile and could fluctuate in response to factors such as:

•	actual or anticipated variations in our operating results;
•	announcements of developments by us or our competitors;
•	announcements by us or our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;
•	adoption of new accounting standards affecting our Company’s industry;
•	additions or departures of key personnel;
•	sales of our Common Stock or other securities in the open market; and
•	other events or factors, many of which are beyond our control.

The stock market is subject to significant price and volume fluctuations. In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been initiated against the company. Litigation initiated against us, whether or not successful, could result in substantial costs and diversion of our management’s attention and resources, which could harm our business and financial condition.

We do not anticipate dividends to be paid on our Common Stock, and investors may lose the entire amount of their investment.

Cash dividends have never been declared or paid on the Common Stock, and we do not anticipate such a declaration or payment for the foreseeable future. We expect to use future earnings, if any, to fund business growth. Therefore, stockholders will not receive any funds absent a sale of their shares. We cannot assure stockholders of a positive return on their investment when they sell their shares, nor can we assure that stockholders will not lose the entire amount of their investment.

We may issue more shares in an acquisition or merger, which will result in substantial dilution

Our Articles of Incorporation, as amended, authorize the Company to issue an aggregate of 1,000,000,000 shares of common stock of which 98,783,664 shares are currently outstanding and 10,000,000 shares of Preferred Stock are authorized, of which 500,000 shares of Convertible Series A Preferred Stock are outstanding. Any acquisition or merger effected by the Company may result in the issuance of additional securities without stockholder approval and may result in substantial dilution in the percentage of our common stock held by our then existing stockholders. Moreover, shares of our common stock issued in any such merger or acquisition transaction may be valued on an arbitrary or non-arm’s-length basis by our management, resulting in an additional reduction in the percentage of common stock held by our then existing stockholders. In an acquisition type transaction, our Board of Directors has the power to issue any, or all, of such authorized but unissued shares without stockholder approval. To the extent that additional shares of common stock are issued in connection with a business combination or otherwise, dilution to the interests of our stockholders will occur and the rights of the holders of common stock might be materially adversely affected.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following management’s discussion and analysis should be read in conjunction with the historical financial statements and the related notes thereto contained in this report. The management’s discussion and analysis contains forward-looking statements, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those under “Risk Factors” in this Form 8-K, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. The Company’s actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this report.

We are subject to reporting and corporate governance requirements, including the listing standards of any securities exchange upon which we may list our Common Stock, and the provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the regulations promulgated hereunder, which imposes significant compliance obligations upon us. As a public company, we are required, among other things, to:

•	Prepare and distribute reports and other stockholder communications in compliance with our obligations under the federal securities laws and the applicable national securities exchange listing rules;

•	Define and expand the roles and the duties of our Board of Directors and its committees;

•	Institute more comprehensive compliance, investor relations and internal audit functions;

•	Involve and retain outside legal counsel and accountants in connection with the activities listed above.

Management for each year commencing with the year ending December 31, 2022 must assess the adequacy of our internal control over financial reporting. Our internal control over financial reporting is required to meet the standards required by Section 404 of the Sarbanes-Oxley Act. We will incur additional costs in order to improve our internal control over financial reporting and comply with Section 404, including increased auditing and legal fees and costs associated with hiring additional accounting and administrative staff. Ultimately, our efforts may not be adequate to comply with the requirements of Section 404. If we are unable to maintain adequate internal control over financial reporting or otherwise to comply with Section 404, we may be unable to report financial information on a timely basis, may suffer adverse regulatory consequences, may have violations of the applicable national securities exchange listing rules, and may breach covenants under our credit facilities.

The significant obligations related to being a public company will continue to require a significant commitment of additional resources and management oversight that will increase our costs and might place a strain on our systems and resources. As a result, our management’s attention might be diverted from other business concerns. In addition, we might not be successful in maintaining controls and procedures that comply with these requirements. If we fail to maintain an effective internal control environment or to comply with the numerous legal and regulatory requirements imposed on public companies, we could make material errors in, and be required to restate, our financial statements. Any such restatement could result in a loss of public confidence in the reliability of our financial statements and sanctions imposed on us by the SEC.

Our Company was previously a shell company, and, as of April 2023, has changed its status to a non-shell company. We believe TIHE qualifies as a non-shell company as defined by the SEC given all applicable criteria. Specifically, the Company is active in pursuing and growing its business, showing tangible success in that regard, owns non-nominal assets, has employees, and has active and ongoing contracts and operations each of material importance, as further detailed below.

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The SEC, in Release No. 33-8869 (the “Release”), defines a “shell company” to mean a registrant, other than an asset-backed issuer, that has:

No or nominal operations; and

Either:

•	No or nominal assets;
•	Assets consisting solely of cash and cash equivalents; or
•	Assets consisting of any amount of cash and cash equivalents and nominal other assets; or

This does not include a development stage company pursuing an actual business, a business combination related shell company, as defined in Rule 405, or an asset-backed issuer, as defined in Item 1101(b) of Regulation S-K [AB].

We are considered a development stage company, given all applicable criteria as described below. The definition above uses the word “and” after no or nominal operations, a company must have “no or nominal operations” before the analysis even gets to “no or nominal assets”. In other words, if a company can prove it has more than nominal operations, it cannot be considered a shell company as defined in the Release.

In the Release, several commenters were concerned that the definition of a shell company set forth above would capture virtually every company during its start-up phase and that the definition was therefore too broad. The SEC specifically addressed this situation in footnote 172 to the Release by saying, in applicable part:

Contrary to commenters’ concerns, Rule 144(i)(1)(i) is not intended to capture a “startup company,” or in other words, a company with a limited operating history, in the definition of a reporting or non-reporting shell company, as we believe that such a company does not meet the condition of having “no or nominal operations.”

One can carry out an analysis of a startup company’s business activities during its “limited operating history” to determine whether the company has engaged in activities that are, at a minimum, sufficient to manifest a strong commitment to developing a legitimate business. These activities include, but are not limited to, the following:

•	entering into agreements with customers, vendors, manufacturers, etc.;
•	filing patent, trademark, and copyright applications with respect to the company’s intellectual property;
•	executing license or sublicense agreements with respect to the company’s intellectual property;
•	entering into product development agreements or similar agreements for the development of a product or service;
•	hiring employees; and
•	incurring material operating expenses such as research and development expenses;

Given these criteria, the Company cannot be considered a shell company. We are incurring material operating expenses and development expenses relating to land development, marketing, and the planning our projects in Indonesia. In addition, we have incurred material expenses in the operation of our business such as construction planning and material costs, travel costs, contractor’s expenses, audit expenses, and so forth. These, and other elements of our operating status as further described below, show that we indeed are and have “engaged in activities that are, at a minimum, sufficient to manifest a strong commitment to developing a legitimate business.” It is our assertion that since April 2023, Taihe Group, Inc. has not been a shell company.

In April 2023, the Company’s wholly-owned subsidiary HuaYin, entered into Shareholders’ Agreement (the “Shareholders’ Agreement” or collectively as the “Shareholders’ Agreements”) to consummate business acquisitions of (1) PT. Bintan Pelabuhan Batu Licin (formerly PT. Bentan Eja Industri), and (2) PT. Mega Bakau Citrawisata, entities organized under the laws of Indonesia.

PT. Bintan Pelabuhan Batu Licin and PT. Mega Bakau Citrawisata engage in the development and construction of lands and properties relating to tourism integrating real estates, villas as well as hospitality services located in Bintan Island Indonesia.

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Results of Consolidated Operations for Taihe Group, Inc. and its Subsidiaries and Variable Interest Entities —

Revenue

We had no revenues from operations during either 2022 or 2021.

General and Administrative Expense

General and Administrative Expenses were $1,092,056 for the year ended December 31, 2022, compared to $729,091 for the year ended December 31, 2021, an increase of $362,965.

Stock compensation expense

During the year ended December 31, 2022, we incurred $0 on non-cash stock compensation expense from the issuance of common stock for payment of debt on behalf of the company. There was no stock issued for services or debt payment in the prior year.

Net Loss

We had a net loss of $10,788,431 for the year ended December 31, 2022, compared to $914,898 for the year ended December 31, 2021, an increase of $9,873,533.

Liquidity and Capital Resources

As of December 31, 2022, we had $1,669 in cash, $7,123,998 in liabilities, and an accumulated deficit of $23,403,687.

Taihe Group, Inc. used cash $41,881 cash in operations for the year ended December 31, 2022 and received net proceeds from financing of $41,881.

PT. Bintan Pelabuhan Batu Licin used cash $2,266,873 cash in operations for the year ended December 31, 2022, and received net proceeds from financing of $2,260,514.

PT. Mega Bakau Citrawisata used $8,399,778 cash in operations for the year ended December 31, 2022. and received net proceeds from financing of $8,317,972.

The Company received its financing from related parties to fund for its operation.

As of December 31, 2021, we had $93,956 in cash, $1,604,772 in liabilities, and an accumulated deficit of $12,615,526.

Taihe Group, Inc. used cash $29,219 cash in operations for the year ended December 31, 2021 and received net proceeds from financing of $29,219.

PT. Bintan Pelabuhan Batu Licin used cash $2,266,873 cash in operations for the year ended December 31, 2021, and received net proceeds from financing of $303,999.

PT. Mega Bakau Citrawisata used $585,950 cash in operations for the year ended December 31, 2021. And received net proceeds from financing of $663,826.

The Company received its financing from related parties to fund for its operation.

The financial statements accompanying this Report have been prepared on a going concern basis, which contemplates the realization of assets and settlement of liabilities and commitments in the normal course of our business. As reflected in the accompanying financial statements, we have not yet generated any revenue, had a net loss of $10,788,431 and have an accumulated stockholders’ deficit of $23,403,687 as of December 31, 2022. These factors raise substantial doubt about our ability to continue as a going concern. Our ability to continue as a going concern is dependent on our ability to raise additional funds and implement our business plan. The financial statements do not include any adjustments that might be necessary if we are unable to continue as a going concern.

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In the next 12 months, our expenses will be at minimum $100,000. Expenses include preparing and distributing reports and other stockholder communications in compliance with our obligations under the federal securities laws and the applicable national securities exchange listing rules. In addition, we will incur costs associated with retaining outside counsel, accountants, and transfer agent fees. As we have not yet identified a merger candidate and have not generated revenue, there is an ongoing concern that TIHE will have the ability to fund these expenses without the assistance of outside funding.

We may raise additional funds in the future by issuing additional shares of common stock or other securities, which may include securities such as convertible debentures, warrants or preferred stock that are convertible into common stock. Any such sale of common stock or other securities will lead to further dilution of the equity ownership of existing holders of our common stock.

Properties

We are currently looking for properties.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each director and named executive officer, (ii) all executive officers and directors as a group; and (iii) each shareholder known to be the beneficial owner of 5% or more of the outstanding common stock of the Company as of June 30, 2023.

Beneficial ownership is determined in accordance with the rules of the SEC. Generally, a person is considered to beneficially own securities: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, and (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options or warrants). For purposes of computing the percentage of outstanding shares held by each person or group of persons, any shares that such person or persons has the right to acquire within 60 days of June 30, 2023 are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

	Amount and Nature of Beneficial Ownership Common Stock (2)
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage Ownership of Shares of Common Stock
World Capital Holding Ltd (4)	10,100,000	10.0996%
Taihe Group Limited (5)	89,900,000	89.8965%

	Amount and Nature of Beneficial Ownership Preferred Stock (3)
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage Ownership of Shares of Common Stock
Taihe Group Limited (5)	10,000,000	100%

(1)	Except as otherwise set forth above, the address of each beneficial owner is c/o Taihe Group, Inc., 528 Pudong Road, 16th Floor, Shanghai 200120, China
(2)	Based on 100,003,919 shares of common stock issued and outstanding as of June 30, 2023, together with securities exercisable or convertible into shares of common stock with respect to such securities.
(3)	Based on 10,000,000 shares of preferred stock issued and outstanding as of June 20, 2023, 2022.
(4)	Mr. Yan Ping Sheng is a director, officer of World Capital Holding Ltd
(5)	Mr. Sukardi is majority shareholder, director and officer of Taihe Group Limited

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Collective Management Ownership	Amount and Nature of Beneficial Ownership	Percentage of Class

Officer & Director	0 shares	0

Companies controlled by Office and Director
World Capital Holding, Ltd. (1)	10,100,000	10%
Taihe Group Limited (2)	89,900,000	89%

(1)	Mr. Yan Ping Sheng is a director, officer of World Capital Holding Ltd
(2)	Mr. Sukardi is majority shareholder, director and officer of Taihe Group Limited

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements (as that term is defined in Item 303(a)(4)(ii) of Regulation S-K) as of June 30, 2023, that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Quantitative and Qualitative Disclosures About Market Risk

Not applicable.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

Below are the names of and certain information regarding the Company’s current executive officers and directors who were appointed effective as of the closing of the Share Exchange:

Name	Age	Position	Date Named to Board of Directors/as Executive Officer
Sukardi	58	Chairman and Director	January 31, 2023
Yan Ping Sheng	61	Chief Executive Officer, Treasurer, Secretary and Director	May 17, 2022

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified.  Directors are elected by a plurality of the votes cast at the annual meeting of stockholders and hold office until the expiration of the term for which he or she was elected and until a successor has been elected and qualified.

A majority of the authorized number of directors constitutes a quorum of the Board of Directors for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors individually or collectively consent in writing to the action.

Mr. Sukardi

Mr. Sukardi was born in Indonesia, left his hometown to start a business in Singapore in the 1980s. As a young man full of inspirations, he founded EJ Young group in 1985 with an annual turnover of S$600 million; where its ventures include hotels, real estate, construction, etc. In 1990, he was named one of the "Top Ten Outstanding Young Entrepreneurs" of the year for his outstanding leadership and management. In 2000, he founded SunCity Group Holding Limited to export Indonesian timber and wooden flooring to China. With such, he established Indonesian Home Life center with a premium brand name "Indonesian Streets", where he opened a flagship store in Shanghai in 2008, with branches and franchise stores in Beijing, Hangzhou, Kunming and Macau. Currently, he is developing a modern satellite city integrating tourism, life and trade on 500 hectares of land in Bintan Island. The total investment of this venture is estimated at $700 million, with an estimated value of $5 billion. He firmly believes that it is a responsibility to make a meaningful contribution to society.

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Mr. Yan Ping Sheng

Mr. Yan Ping Sheng graduated from Tsinghua University with the credentials of EMBA and a degree in Risk Management. His employment is as follows:

•	2013 to present, prepared for the registration of World Financial Holding Group (HK) and he has served as CEO
•	2014 to present, participated in the merger and acquisition of Baying Ecological Holding Group Inc (ticker symbol: BYIN)
•	2017 to present, participated in the merger and acquisition of Dong Fang Hui Le Inc. (ticker symbol: DFHL)
•	2018 to present, CEO of World Financial Holding Group (USA)
•	2018 to present, CEO of Shanghai Capital Holding Co., Ltd
•	2018 to present, the director of World Capital Holding Ltd (BVI)
•	2018 to present, CEO and CFO of the Company
•	2018 to present, CEO of Shanghai Qifan Enterprise Management Co., Ltd.

While serving as an officer of these companies, Mr. Sheng formulated medium and long-term development strategies and corporate development goals. His experience includes presiding over board meetings, reviewing financial reports, external relations, and assessment and monitoring of senior personnel.

Director Independence

We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors.”

Family Relationships

There are no family relationships among our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any of the following events during the past ten years:

•	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

•	being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Board Committees

The Company currently has not established any committees of the Board of Directors.  Our Board of Directors may designate from among its members an executive committee and one or more other committees in the future.  We do not have a nominating committee or a nominating committee charter.  Further, we do not have a policy with regard to the consideration of any director candidates recommended by security holders.

To date, other than as described above, no security holders have made any such recommendations.  The entire Board of Directors performs all functions that would otherwise be performed by committees.  Given the present size of our board it is not practical for us to have committees.  If we are able to grow our business and increase our operations, we intend to expand the size of our board and allocate responsibilities accordingly.

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Principal Accounting Fees and Services

BFBorgers CPA PC (“BFB”) served as the Company’s independent auditor for the year ended December 31, 2022.

The following table presents fees billed for professional audit services rendered by BFB in connection with its audits of the Company’s annual financial statements for the year ended December 31, 2022 and 2021.

	December 31, 2022	December 31, 2021
Audit Fees	$18,650	$17,500
Audit Related Fees (auditor admin. Fees)	–	–
Tax Fees	–	–
All Other Fees	–	–
Total Fees	$18,650	$17,500

As used in the table above, the following terms have the meanings set forth below.

Audit Fees

The fees for professional services rendered in connection with the audit of the Company’s annual financial statements, for the review of the financial statements included in our and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

The fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

Tax Fees

The fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

The fees for products and services provided, other than for the services reported under the headings “Audit Fees,” “Audit Related Fees” and “Tax Fees.” The Company has adopted a policy regarding the services of its independent auditors under which our independent accounting firm is not allowed to perform any service which may have the effect of jeopardizing the registered public accountant’s independence. Without limiting the foregoing, the independent accounting firm shall not be retained to perform the following:

•	Bookkeeping or other services related to the accounting records or financial statements
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services
•	Management functions
•	Broker-dealer, investment adviser or investment banking services
•	Legal services
•	Expert services unrelated to the audit

Audit Committee Financial Expert

We have no separate audit committee at this time.  The entire Board of Directors oversees our audits and auditing procedures.  The Board of Directors has at this time not determined whether any director is an “audit committee financial expert” within the meaning of Item 407(d)(5) for SEC regulation S-K.

Compliance with Section 16(a) of the Exchange Act

Our Common Stock is registered pursuant to Section 12 of the Exchange Act.  Accordingly, our officers, directors and principal shareholders are subject to the beneficial ownership reporting requirements of Section 16(a) of the Exchange Act.

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EXECUTIVE COMPENSATION

For each of the fiscal years ended December 31, 2022 and 2021 there was no direct compensation awarded to, earned by, or paid by us to any of our executive officers. For quarters ended March 31, 2023 and June 30, 2023 there were no direct compensation awarded to, earned by, or paid by us to any of our executive officers.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Nonequity incentive plan compensation	Nonqualified deferred compensation earnings
Rhonda Keaveney, CEO	2021	0	0	500,000 Preferred A Shares	0	0	0
Small Cap Compliance, LLC (1)				500,000 Common Stock
Yan Ping Sheng (2)	2022	0	0	9,500,000 Preferred A Shares	0	0	0
Sukardi (3)	2023	0	0	0	0	0	0

(1)	Rhonda Keaveney was sole officer and director from October 2021 to May 2022
(2)	YanPing Sheng was appointed CEO, Treasurer, Secretary and Director May 2022
(3)	Sukardi was appointed Chairman and Director January 2023

Outstanding Equity Awards at Fiscal Year-End

We have no compensation plan approved by our stockholders at this time.

Employment Agreements

We have no employment agreements with any of our officers, directors or employees.

Director Compensation

The Company currently does not pay any cash compensation to members of its board of directors for their services as directors of the Company.  However, the Company reimburses its directors for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the board of directors.  The Company may determine to grant to each new director, at the time of such director's appointment, an option to purchase its common shares.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000.00 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years.  A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s common stock, or an immediate family member of any of those persons.

Mr. Yan Ping Sheng, director and officer of the Company, has advanced working capital to pay expenses of the Company. The advances are due on demand and non-interest bearing without maturity date. The outstanding amount due to related parties was $41,881 and $nil as of December 31, 2022 and 2021, respectively.

Mr. Sukardi, chairman and shareholder of the Company, has advanced working capital to pay expenses of the Company. The advances are due on demand and non-interest bearing without maturity date. The outstanding amount due to related parties was $5,762,464 and nil as of December 31, 2022 and 2021, respectively. In addition, Mr. Sukardi also received advances from the Company. The advances are due on demand and non-interest bearing without maturity date. The outstanding amount due from related parties was $7,459,921 and $163,630 as of December 31, 2022 and 2021, respectively.

On May 17, 2022, the Company issued 9,500,000 shares of Series A Preferred Stock was issued to Yan Ping Sheng and 100,000,000 shares of Common Stock to World Capital Holding Ltd. Mr. Yan Ping Sheng is the control person for World Capital Holding Ltd.

Taihe Samoa became the majority shareholder of TIHE, owning 10,000,000 Preferred A shares and 89,900,000 shares of our Common Stock. Taihe Samoa is controlled by our Chairman and Director, Mr. Sukardi.

Mr. Sukardi is the sole owner of Hua Yin, the Company’s wholly owned subsidiary prior to the stock purchase agreement.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our Common Stock is quoted on the OTC Markets Pink Sheets Tier, as of the date of this filing, under the symbol “TIHE”. Our former stock symbol was “NLAB.”

However, no shares of Common Stock have been traded as of March 23, 2023.

The Company effected a reverse stock split on May 3, 2022

	HIGH	LOW
Fiscal Year 2021
First Quarter (Jan.1, 2021 – March 31, 2021)	$.04	$.005
Second Quarter (April 1, 2021– June 30, 2021)	.27.	.017
Third Quarter (July 1, 2021 – Sept. 30, 2021)	.056.	.004
Fourth Quarter (Oct. 1, 2021 – Dec. 31, 2021)	.01	.0003

Fiscal Year 2022
First Quarter (Jan.1, 2022 – March 31, 2022)	$.10	$.0003
Second Quarter (April 1, 2022– June 30, 2022)	.04	2.00
Third Quarter (July 1, 2022 – Sept. 30, 2022)	4.00	1.56
Fourth Quarter (Oct. 1, 2021 – Dec. 31, 2021)	4.00	1.56

As of the date of this Report, we have 100,003,919 shares of Common Stock outstanding held by 815 stockholders of record.  To date, we have not paid dividends on our Common Stock.

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Dividend Policy

We have never paid any cash dividends on our capital stock and do not anticipate paying any cash dividends on our Common Stock in the foreseeable future.  We intend to retain future earnings to fund ongoing operations and future capital requirements. Any future determination to pay cash dividends will be at the discretion of our Board of Directors and will be dependent upon financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

Securities Authorized for Issuance under Equity Compensation Plans

The Company has no equity compensation plans and no compensation committee as of the end of June 30, 2023.

UNREGISTERED SALES OF EQUITY SECURITIES

On January 31, 2023, certain shareholders of the Company agreed and transferred 89.9 million shares of its common stock, par value $0.001 per share; and 10 million shares of its Series A preferred stock, par value $0.001 per share (the “Share Transfer”) to Taihe Group Limited (“Taihe Samoa”), a Company organized under the law of Samoa. Mr. Sukardi is the controlling shareholder of Taihe Samoa. The transfer of shares to Taihe Samoa was effected for the acquisition of HuaYin International Group Limited (“Hua Yin”), a corporation organized under the laws of the British Virgin Island. Upon completion of the Share Transfer, HuaYin became the wholly-owned subsidiary of the Company, and Taihe Samoa became the controlling shareholder of the Company.

Each share of Series A Stock shall be convertible, at the option of the Holder, into 1,000 (One Thousand) fully paid and non-assessable shares of the Corporation's Common Stock and the Holders of the Series A Stock shall be entitled to 1,000 (One Thousand) votes per share of Series A Stock

Sales of Unregistered Securities of Hua Yin

Mr. Sukardi was the controlling shareholder in Hua Yin. Mr. Sukardi owned 100,000,000 of Common Shares of Hua Yin and these shares represented100% ownership. Mr. Sukardi sold those shares to Taihe Group, Inc. as part of the Share Exchange Agreement.

Each of these sales were exempt from registration under Section 4(2) of the Securities Act as transactions by an issuer not involving any public offering. The recipients of securities in each transaction represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the share certificates and other instruments issued in such transactions.  None of these securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved.

DESCRIPTION OF REGISTRANTS SECURITIES

Authorized Capital Stock

We have authorized capital stock consisting of 1,000,000,000 shares of Common Stock, $0.0001 par value, and 10,000,000 shares of Preferred A Stock, $0.001 par value. As of the date of this Report, we had 100,003,919 shares of Common Stock issued and outstanding and 10,000,000 shares of Preferred A Stock issued and outstanding.

Description of our Common Stock

The holders of outstanding shares of common stock are not entitled to receive dividends. Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders. There is no cumulative voting of the election of directors then standing for election. The common stock is not entitled to pre-emptive rights and is not subject to conversion or redemption. Upon liquidation, dissolution or winding up of our company, the assets legally available for distribution to stockholders are distributable ratably among the holders of the common stock after payment of liquidation preferences, if any, on any outstanding payment of other claims of creditors. Each outstanding share of common stock is duly and validly issued, fully paid and non-assessable.

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Preferred Stock

Our Certificate of Incorporation authorizes the issuances of up to 10,000,000 shares of Preferred Stock authorized with designations, rights and preferences determined from time to time by its Board of Directors. Accordingly, our Board of Directors is empowered, without stockholder approval, to issue Preferred Stock with dividend, liquidation, conversion, voting, or other rights, which could adversely affect the voting power or, other rights of the holders of the Common Stock. In the event of issuance, the Preferred Stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company.

As of the date of this filing, there are 10,000,000 shares of Convertible Series A Preferred Stock authorized and 10,000,000 shares of Preferred A Stock issued and outstanding.

Each share of Convertible Series A Preferred Stock shall be convertible, at the option of the holder, into 1,000 fully paid and non-assessable shares of the Company’s Common Stock. In addition, holders of the Convertible Series A Preferred Stock shall be entitled to vote on any and all matters considered and voted upon by the Company’s Common Stock. The holder is entitled to 1,000 Common Share votes for every 1 share of Convertible Series A Preferred Stock.

In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, after setting apart or paying in full the preferential amounts due to Holders of senior capital stock, if any, the Holders of Series A Stock and parity capital stock, if any, shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the Holders of junior capital stock, including Common Stock, an amount equal to $.001 per share [the "Liquidation Preference"]. If upon such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to the Holders of the Series A Stock and parity capital stock, if any, shall be insufficient to permit in full the payment of the Liquidation Preference, then all such assets of the Corporation shall be distributed ratably among the Holders of the Series A Stock and parity capital stock, if any. Neither the consolidation or merger of the Corporation nor the sale, lease or transfer by the Corporation of all or a part of its assets shall be deemed a liquidation, dissolution or winding up.

The description of certain matters relating to the securities of the Company is a summary and is qualified in its entirely by the provisions of the Company’s By-laws copies of which have been filed as exhibits to this Form 10.

Section 13 of our By-laws state the following;

Section 13      Super Majority Votes: Motions on the following issues shall require the vote of at least sixty-five percent (65%) of the Stockholders to carry:

A.	Amending these By-Laws;

B	Capital Contributions;

C	Removal of the Director or any Officer;

D.	Issuing New Shares of stock;

E.	Issuing New Classes of Shares;

F.	Terminating or rejecting the defense or indemnity of any Director, Officer, agent, or employee; and

G.	Terminating, Dissolving, or winding down the business affairs of the Corporation or liquidating more than half of the assets and property of the Corporation.

Our Preferred A shareholder has over 65% of the voting shares and will carry the necessary votes to determine the outcome for all of the above-mentioned actions.

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Section 15 of our By-laws state the following:

Section 15 Stock Transfer Restrictions. A Stockholder contemplating a sale or transfer of any shares of Stock in the Corporation to any third party shall first provide written Notice of Intent to Sell Stock to the Board and all the other Stockholders which shall include the name of the proposed purchaser and the full terms and conditions of the proposed sale. The other Stockholders shall have thirty (30) days from Notice of Intent To Sell Stock to give written Notice of Intent to Purchase Stock on the same terms and conditions as set forth in the Notice of Intent to Sell Stock.

If no Stockholder gives Notice of Intent to Purchase Stock within thirty (30) days, then the Stockholder may sell as set forth in the Notice of Intent to Sell Stock provided that a majority of the remaining Stockholders approve the sale or transfer to the proposed third-party purchaser.

Any purported sale or transfer of shares of Stock in the Corporation undertaken without compliance with all the provisions of Section 15 shall be void and without effect.

(b) Debt Securities.

None.

(c) Other Securities To Be Registered.

None.

Options and Warrants

There are no outstanding options or warrants.

Convertible Securities

As of the date hereof, other than the Preferred A Stock described above, the Company does not have any outstanding convertible securities.

Transfer Agent

The transfer agent for our Common Stock is Issuer Direct.  The transfer agent’s address is One Glenwood Avenue,

Suite 1001, Raleigh, NC 27603 and its telephone number is 919-744-2722.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business.

We are currently not aware of any pending legal proceedings to which we are a party or of which any of our property is the subject, nor are we aware of any such proceedings that are contemplated by any governmental authority.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Florida Business Corporation Act and our Articles of Incorporation allow us to indemnify our officers and directors from certain liabilities and our By-Laws, Section 12 state that the Directors, Officers, and all agents or employees shall be defended and indemnified by the Corporation against all claims relating to the course and scope of their duty or duties to the Corporation. The Corporation shall have no duty to indemnify or defend the Director, Officers, agents, or employees from claims of gross negligence, criminal negligence, intentional misconduct, and/or fraud.

Other than in the limited situation described above, our By-Laws provide that no indemnification shall be made in respect to any proceeding in which such Indemnitee has been (a) found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the Indemnitee’s official capacity, or (b) found liable to us. The termination of any proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the requirements set forth in clauses (a) or (b) above. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Reasonable expenses shall, include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee. The indemnification provided shall be applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven.

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Other than discussed above, none of our By-Laws, our Articles of Incorporation or any indemnification agreement with any director of the Company includes any specific indemnification provisions for our officers or directors against liability under the Securities Act. Additionally, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information regarding unregistered sales of equity securities in connection with the Stock Purchase Agreement set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets is incorporated herein by reference

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

The information regarding change of control of the Company in connection with the Stock Purchase Agreement set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information regarding departure and election of directors and departure and appointment of principal officers of the Company in connection with the Stock Purchase Agreement set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

Prior to the Stock Purchase Agreement, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).  As a result of the Stock Purchase Agreement, we have ceased to be a shell company.  The information contained in this Current Report constitutes the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

The information regarding change in shell company status in connection with the Stock Purchase Agreement set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

In accordance with Item 9.01(a), audited financial statements as of and for the year ended December 31, 2022 and December 31, 2021 of (1) PT. Bintan Pelabuhan Batu Licin (formerly PT. Bentan Eja Industri), and (2) PT. Mega Bakau Citrawisata.

(b)  Pro forma financial information.

In accordance with Item 9.01(b), unaudited pro forma condensed combined financial statements as of December 31, 2022, and December 31, 2021. The accompanying notes are included in this Report beginning on Page F-34.

(c)  Exhibits

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

31

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

32

PT. BINTAN PELABUHAN BATU LICIN

(FORMERLY PT. BENTAN EJA INDUSTRI)

FINANCIAL STATEMENTS AND FOOTNOTES

33

J&S ASSOCIATE PLT

(formerly known as J & S Associate)

202206000037 (LLP0033395-LCA) & AF002380

(Registered with PCAOB and MIA)

B-11-14, Megan Avenue II

12,Jalan Yap Kwan Seng, 50450, Kuala Lumpur, Malaysia

Tel: +603-4813 9469 Email : info@jns-associate.com Website : jns-associate.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of

PT BINTAN PELABUHAN BATU LICIN (“PT BINTAN”) (FORMERLY PT. BENTAN EJA INDUSTRI)

Opinion on the Financial Statement

We have audited the accompanying balance sheets of PT Bintan Pelabuhan Batu Licin (“PT Bintan”) (formerly PT. Bentan Eja Industri) (the ‘Company’) as of December 31, 2022 and 2021, and the related statements of operations and comprehensive income, stockholders’ equity (deficit), and cash flows for the year ended December 31, 2022 and 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the year ended December 31, 2022 and 2021, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company suffered from an accumulated deficit of $2,666,905 as of December 31, 2022. This factor creates uncertainty as to the Company’s ability to continue as a going concern. Management’s plans in regard to this matter are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

These matters raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments that may be necessary to reflect the effects on the recoverability and classification of assets and additional liabilities that may arise if the Company is not able to continue as a going concern.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

34

J&S ASSOCIATE PLT

(formerly known as J & S Associate)

202206000037 (LLP0033395-LCA) & AF002380

(Registered with PCAOB and MIA)

B-11-14, Megan Avenue II

12,Jalan Yap Kwan Seng, 50450, Kuala Lumpur, Malaysia

Tel: +603-4813 9469 Email : info@jns-associate.com Website : jns-associate.com

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current year audit of the financial statements that were communicated or are required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements, and (2) involved especially challenging, subjective, or complex judgements. We determined that there are no critical audit matters.

/s/ J&S Associate PLT

(Formerly known as J & S Associate)

Certified Public Accountants

Firm ID: 6743

We have served as the Company’s auditor since 2023.

Kuala Lumpur, Malaysia

August 16, 2023

35

PT. Bintan Pelabuhan Batu Licin

Formerly PT. Bentan Eja Industri

Balance Sheets

As of December 31, 2022 and 2021

	December 31,	December 31,
	2022	2021
Assets
Current Assets
Cash and cash equivalents	320	6,995
Total current assets	320	6,995
Non-current Assets
Property and equipment, net	–	–
Total non-current assets	–	–
Total assets	320	6,995

Liabilities and shareholders' deficit
Current Liabilities:
Other payable and accrued expenses	–	–
Due to related parties	123,229	306,168
Total current liabilities	123,229	306,168
Total liabilities	123,229	306,168

Commitments and Contingencies	–	–

Shareholders’ deficit
Common stock ($34.89 par value, 75,000 shares authorized, 75,000 and 1,500 shares issued and outstanding as of December 31, 2022 and 2021 respectively)	2,527,519	102,979
Subscription Receivable	–	–
Accumulated deficit	(2,666,905)	(400,033)
Other comprehensive income	16,477	(2,119)
Total shareholders’ deficit	(122,909)	(299,173)
Total liabilities and shareholders’ deficit	320	6,995

See accompanying notes to financial statements

36

PT. Bintan Pelabuhan Batu Licin

Formerly PT. Bentan Eja Industri

Statements of Income and Comprehensive Income

For the Years Ended December 31, 2022 and 2021

	Year Ended		Year Ended
	December 31,		December 31,
	2022		2021
Net sales	$–		$–

Cost of sales	–		–

Gross profit	–		–

Operating Expenses
Impairment loss	1,858,310		–
General and administrative expenses	408,637		297,095
Total Operating Expenses	2,266,947		297,095
Loss from operations	(2,266,947)		(297,095)

Other income
Other Income	61		–
Interest income	14		41
Other income, net	75		41

Loss before income taxes	(2,266,872)		(297,054)
Income tax expenses	–		–
Net loss	$(2,266,872)		$(297,054)

Other comprehensive income (loss)
Foreign currency translation income (loss)	18,596		(2,119)
Total comprehensive loss	$(2,248,276)		$(299,173)

Loss per common share
Basic and diluted	$(35.17	)-	$(199.45	)-

Weighted average number of common shares outstanding:
Basic and diluted	63,925		1,500

See accompanying notes to financial statements

37

PT. Bintan Pelabuhan Batu Licin

Formerly PT. Bentan Eja Industri

Statements of Changes in Shareholders’ Equity

For the Years Ended December 31, 2022 and 2021

	Common Stock			Accumulated other Comprehensive
	Number of Shares	Par Value	Accumulated Deficit	Income (loss)	Total
Balance at December 31, 2019	1,500	$102,979	$(102,979)	$–	$–
Net loss			(297,054)		(297,054)
Foreign Currency Translation Adjustment				(2,119)	(2,119)
Balance at December 31, 2020	1,500	102,979	(400,033)	(2,119)	(299,173)
Shares issued for cash proceeds	73,500	2,424,540			2,424,540
Net loss			(2,266,872)		(2,266,872)
Foreign Currency Translation Adjustment				18,596	18,596
Balance at December 31, 2021	75,000	$2,527,519	$(2,666,905)	$16,477	$(122,909)

See accompanying notes to financial statements

38

PT. Bintan Pelabuhan Batu Licin

Formerly PT. Bentan Eja Industri

Statements of Cash Flows

For the Years Ended December 31, 2022 and 2021

	Year Ended December 31, 2022	Year Ended December 31, 2021
Cash Flows from Operating activities
Net loss	$(2,266,873)	$(297,054)
Adjustments to reconcile net income to net cash provided by operating activities
Impairment loss	1,858,310	–
Changes in operating assets and liabilities:
Due from related party	(1,858,310)	–
Other payable and accrued expenses	–	–
Net cash provided by (used in) operating activities	(2,266,873)	(297,054)

Cash Flows from Investing activities
Purchase of fixed assets	–	–
Net cash used Investing activities	–	–

Cash Flows from Financing activities
Proceeds from/ (Repayment to) related parties, net	(164,026)	303,999
Proceeds from stock issuance, net	2,424,540	–
Net cash provided by financing activities	2,260,514	303,999

Effect of exchange rate changes on cash and cash equivalents	(316)	49
Net change in cash and cash equivalents	(6,675)	6,995
Cash and cash equivalents at beginning of year	6,995	–
Cash and cash equivalents at end of year	$320	$6,995

Supplemental disclosure of cash flow information
Cash paid for income tax	–	–
Cash paid for interest	–	–

See accompanying notes to financial statements

39

PT. BINTAN PELABUHAN BATU LICIN

FORMERLY PT. BENTAN EJA INDUSTRI

NOTES TO FINANCIAL STATEMENTS

As of and for the years ended December 31, 2022 and 2021

NOTE 1 - ORGANIZATION AND OPERATIONS

PT. Bintan Pelabuhan Batu Licin formerly PT. Bentan Eja Industri (the “Company”) was established on August 10, 2020. The deed of establishment was approved by the Minister of Law and Human Rights of the Republic of Indonesia in its Decision Letter dated August 15, 2020.

The Company is currently focusing on land development and construction works.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Functional and presentation currency

The functional currency of the Company is the currency of the primary economic environment in which the Company operates which is Indonesian Rupiah (“IDR”).

Transactions in currencies other than the entity’s functional currency are recorded at the rates of exchange prevailing on the date of the transaction. At the end of each reporting period, monetary items denominated in foreign currencies are translated at the rates prevailing at the end of the reporting periods. Exchange differences arising on the settlement of monetary items and on translation of monetary items at period-end are included in income statement of the period.

For the purpose of presenting these financial statements, the Company’s assets and liabilities are expressed in US$ at the exchange rate on the balance sheet date, stockholder’s equity accounts are translated at historical rates, and income and expense items are translated at the weighted average exchange rate during the period. The resulting translation adjustments are reported under accumulated other comprehensive income in the stockholder’s equity section of the balance sheets.

US$ to IDR	Period End	Average
December 31, 2022	15,338.50	14,848.18
December 31, 2021	14,208.85	14,310.22

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

40

Related parties

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

Pursuant to Section 850-10-20 the Related parties include a) affiliates of the Company; b) Entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) Other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a. the nature of the relationship(s) involved description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c. the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Leases

The Company adopted FASB Accounting Standards Codification, Topic 842, Leases (“ASC 842”) using the modified retrospective approach, electing the practical expedient that allows the Company not to restate its comparative periods prior to the adoption of the standard on January 1, 2019. As such, the disclosures required under ASC 842 are not presented for periods before the date of adoption. For the comparative periods prior to adoption, the Company presented the disclosures which were required under ASC 842.

The new leasing standard requires recognition of leases on the consolidated balance sheets as right-of-use (“ROU”) assets and lease liabilities. ROU assets represent the Company’s right to use underlying assets for the lease terms and lease liabilities represent the Company’s obligation to make lease payments arising from the leases. Operating lease ROU assets and operating lease liabilities are recognized based on the present value and future minimum lease payments over the lease term at commencement date. The Company’s future minimum based payments used to determine the Company’s lease liabilities mainly include minimum based rent payments. As most of Company’s leases do not provide an implicit rate, the Company uses its estimated incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments.

In addition, the adoption of the standard did not have a material impact on the Company’s results of operations or cash flows. Operating lease cost is recognized as a single lease cost on a straight-line basis over the lease term and is recorded in Selling, general and administrative expenses. Variable lease payments for common area maintenance, property taxes and other operating expenses are recognized as expense in the period when the changes in facts and circumstances on which the variable lease payments are based occur.

41

Fair Value Measurements

FASB ASC 820, “Fair Value Measurements” defines fair value for certain financial and non-financial assets and liabilities that are recorded at fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. It requires that an entity measure its financial instruments to base fair value on exit price, maximize the use of observable units and minimize the use of unobservable inputs to determine the exit price. It establishes a hierarchy which prioritizes the inputs to valuation techniques used to measure fair value. This hierarchy increases the consistency and comparability of fair value measurements and related disclosures by maximizing the use of observable inputs and minimizing the use of unobservable inputs by requiring that observable inputs be used when available. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the assets or liabilities based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy prioritizes the inputs into three broad levels based on the reliability of the inputs as follows:

Level 1 – Inputs are quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Valuation of these instruments does not require a high degree of judgment as the valuations are based on quoted prices in active markets that are readily and regularly available.

Level 2 – Inputs other than quoted prices in active markets that are either directly or indirectly observable as of the measurement date, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Valuations based on inputs that are unobservable and not corroborated by market data. The fair value for such assets and liabilities is generally determined using pricing models, discounted cash flow methodologies, or similar techniques that incorporate the assumptions a market participant would use in pricing the asset or liability.

The carrying values of certain assets and liabilities of the Company, such as cash and cash equivalents, accounts receivable, inventory, advance to suppliers, prepaid expenses, accounts payable, accrued expenses, and due to shareholders, approximate fair value because of to their relatively short maturities.

Commitments and contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time, that these matters will have a material adverse effect on the Company’s consolidated financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

42

Revenue recognition

The Company adopted ASU 2014-09, Topic 606 on January 1, 2018, using the modified retrospective method. ASC 606 requires the use of a new five-step model to recognize revenue from customer contracts. The five-step model requires that the Company (i) identify the contract with the customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, including variable consideration to the extent that it is probable that a significant future reversal will not occur, (iv) allocate the transaction price to the respective performance obligations in the contract, and (v) recognize revenue when (or as) the Company satisfies the performance obligation.

The adoption of Topic 606 has no impact on revenue amounts recorded on the Company’s financial statements as the Company has not generated any revenues.

Income Tax Provisions

The Company follows Section 740-10-30 of the FASB Accounting Standards Codification, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Statements of Income and Comprehensive Income in the period that includes the enactment date.

The Company adopted section 740-10-25 of the FASB Accounting Standards Codification (“Section 740-10-25”) with regards to uncertainty income taxes. Section 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under Section 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Section 740-10-25 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.

Net income (loss) per common share

Net income (loss) per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification. Basic net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period. Diluted net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock and potentially outstanding shares of common stock during the period. The weighted average number of common shares outstanding and potentially outstanding common shares assumes that the Company incorporated as of the beginning of the first period presented.

New Accounting Pronouncements

Management has considered all other recent accounting pronouncements issued since the last audit of our financial statements. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

As reflected in the accompanying financial statements, the Company had an accumulated deficit at December 31, 2022 of $2,666,905 without generating any revenues since inception. These factors among others raise substantial doubt about the Company’s ability to continue as a going concern.

43

While the Company has not commenced operations and generated revenues, the Company’s cash position may not be significant enough to support the Company’s daily operations. Management intends to raise additional funds by way of a public or private offering. Management believes that the actions presently being taken to further implement its business plan and generate revenues provide the opportunity for the Company to continue as a going concern. While the Company believes in the viability of its strategy to generate revenues and in its ability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate revenues.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 – RELATED PARTY TRANSACTION

The Company had transactions with the following related parties:

Name of Related Party	Nature of Relationship
Sukardi	Shareholder, officer, director of the Company
PT Mangrove Industry Park Indonesia	Company majorly owned and controlled by Sukardi
PT. Bukit Kemunting Cinta Semesta	Majority shareholder of the Company
PT. Taihe Group Indonesia	Company majorly owned and controlled by Sukardi
Sio Hi	Shareholder of the Company
Mustapa	Shareholder of the Company
Edi Jaafar	Shareholder of the Company

Due from related party

	December 31,	December 31,
Name of Related Party	2022	2021
Sukardi	$–	$5,278
Edi Jaafar	115,841	5,278
Mustapa	115,841	5,278
Sio Hi	115,841	5,278
PT. Bukit Kemunting Cinta Semesta	1,480,990	36,597
PT. Taihe Group Indonesia	10	–
Less: Allowance for impairment	(1,828,523)	(57,709)
Total, net	$–	$–

The due from related party amounts above are unsecured, non-interest bearing, and due on demand. These amounts consisted of advances to related parties for working capital and unpaid share capital.

The Company recognized an allowance for impairment of $1,828,523 and $57,709. or the years ended December 31, 2022 and 2021, respectively. The total amounts receivable from related parties were $nil and $nil as of December 31, 2022 and 2021, respectively.

Due to related party

	December 31,	December 31,
Name of Related Party	2022	2021
Sukardi	$119,830	$–
PT Mangrove Industry Park Indonesia	3,400	3,718
PT. Bukit Kemunting Cinta Semesta	–	289,155
PT. Bukit Kemunting Cinta Semesta	–	13,295
Total, net	$123,230	$306,168

44

The due to related party amounts above are unsecured, non-interest bearing, and due on demand. These amounts consist of advances from related parties for the Company’s working capital.

The total amount payable to related parties were $123,230 and $306,168 as of December 31, 2022 and 2021, respectively.

Other transactions

For the years ended December 31, 2022 and 2021, Mr. Sukardi provided approximately 934.95 acres of lands and building properties to the Company for its operation at free of charge.

NOTE 5 – CONCENTRATIONS, RISKS AND UNCERTAINTIES

Credit risk

Cash deposits with banks are held in financial institutions in Indonesia, which deposits are insured IDR 2 billion (approximately $131,363) per depositor per bank. Accordingly, the Company may have a concentration of credit risk related to the uninsured part of bank deposits from time to time. However, the Company has not experienced any losses in such accounts and believes it is not exposed to significant credit risk.

Unpaid share capital

Pursuant to Republic of Indonesia's Article 33 of the Limited Liability Company Law, the issued and paid-up share capital shall be (a) at least 25% of the authorized capital must be issued and fully paid up; (b) the capital issued and fully paid-up shall be proven by a valid payment evidence; and (c) any further issuance of shares to increase the issued capital must be fully paid up. As of the date of the report, the Company's issued share capital has not been paid-up accordingly, any claims against the Company or any of its affiliates or the commencement of any governmental investigation or proceeding, even without just cause, could create negative publicity and have a material adverse effect on the Company's operations. If any allegations or claims arise, the Company’s operations may be adversely affected.

NOTE 6– STOCKHOLDERS’ DEFICIT

The Company is authorized to issue 75,000 shares of common stock with a par value of $34.89 (IDR 500,000) per share for a total of $2,616,495 (IDR 37,500,000,000).

On February 25, 2022, the Company changed the par value of its shares from IDR 1,000,000 to IDR 500,000 and increased the number of common shares authorized from 1,500 to 75,000 shares; and issued an additional 73,500 common shares to existing shareholders.

As of December 31, 2022 and 2021, the Company has 75,000 and 1,500 shares of common stock issued and outstanding, respectively.

NOTE 7 – INCOME TAX

The Company is subject to profit tax for income generated for its operation in Indonesia and net operating losses can be carried forward to offset the Company's profit in the future.

On March 31, 2020, the Indonesian Government issued a Government Regulation in Lieu of Law No. 1 Year 2020 (“Perpu No.1 2020”) related to the Government’s financial policy and financial system stability to cope with the Coronavirus disease 2019 ("COVID-19") pandemic. Through this regulation, the Government issued some new policies which, among others, related to the change in the corporate income tax rate for domestic taxpayers and permanent establishments as follows:

•	corporate income tax rate of 22% effective for 2020 and 2021 fiscal years; and
•	corporate income tax rate of 20% effective for 2022 fiscal year and onwards.

45

In October 2021, the Law of Tax Regulations Harmonization was enacted and provided a 22% flat rate of corporate income tax for the fiscal year 2022 and onwards.

The net loss before income taxes and its provision for income taxes as follows：

	For the years ended
	December 31,	December 31,
	2022	2021
Net income before income tax	$(2,266,872)	$(297,054)
Less: Non-taxable income	–	–
Taxable income	(2,266,873)	(297,054)
Prevailing tax rate	20%	22%
Income tax provision	(453,375)	(65,352)
Less: Valuation allowance	–	–
Income tax expenses (benefits)	$(453,375)	$(65,352)

Significant components of the Company’s deferred taxes were as follows:

	December 31,	December 31,
	2022	2021
Net operating loss carry-forwards	$453,375	$65,352
Less: Valuation allowance	(453,375)	(65,352)
Deferred tax assets, net	$–	$–

Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements as their realization is determined not likely to occur and, accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards. No tax benefit has been realized since a full valuation allowance has offset deferred tax asset resulting from the net operating losses.

NOTE 8– SUBSEQUENT EVENTS

The Company evaluates subsequent events that have occurred after the balance sheet date but before the financial statements are issued. Subsequent to the date the financial statements were available to be issued there were no other subsequent events that would require disclosure to or adjustment to the financial statements other than those disclosed below.

On March 9, 2023, the Company entered into a lease agreement with Mr. Sukardi, a related party, for approximately 934.95 acres of lands for $1 per year without maturity.

On March 10, 2023, the Company amended its share capital from Mr. Sukardi 5%, Bukit Kemunting Cinta Semesta 80%, and Sio Hi 5% to Mr. Sukardi 15%, Bukit Kemunting Cinta Semesta 80%, and Sio Hi 5%.

46

PT. MEGA BAKAU CITRAWISATA

FINANCIAL STATEMENTS AND FOOTNOTES

47

J&S ASSOCIATE PLT

(formerly known as J & S Associate)

202206000037 (LLP0033395-LCA) & AF002380

(Registered with PCAOB and MIA)

B-11-14, Megan Avenue II

12,Jalan Yap Kwan Seng, 50450, Kuala Lumpur, Malaysia

Tel: +603-4813 9469 Email : info@jns-associate.com Website : jns-associate.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of

PT. MEGA BAKAU CITRAWISATA

Opinion on the Financial Statement

We have audited the accompanying balance sheets of PT Bintan Pelabuhan Batu Licin (“PT Bintan”) (formerly PT. Bentan Eja Industri) (the ‘Company’) as of December 31, 2022 and 2021, and the related statements of operations and comprehensive income, stockholders’ equity (deficit), and cash flows for the year ended December 31, 2022 and 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the year ended December 31, 2022 and 2021, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company suffered from an accumulated deficit of $9,845,061 as of December 31, 2022. This factor creates uncertainty as to the Company’s ability to continue as a going concern. Management’s plans in regard to this matter are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

These matters raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments that may be necessary to reflect the effects on the recoverability and classification of assets and additional liabilities that may arise if the Company is not able to continue as a going concern.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

48

J&S ASSOCIATE PLT

(formerly known as J & S Associate)

202206000037 (LLP0033395-LCA) & AF002380

(Registered with PCAOB and MIA)

B-11-14, Megan Avenue II

12,Jalan Yap Kwan Seng, 50450, Kuala Lumpur, Malaysia

Tel: +603-4813 9469 Email : info@jns-associate.com Website : jns-associate.com

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current year audit of the financial statements that were communicated or are required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements, and (2) involved especially challenging, subjective, or complex judgements. We determined that there are no critical audit matters.

/s/ J&S Associate PLT

(Formerly known as J & S Associate)

Certified Public Accountants

Firm ID: 6743

We have served as the Company’s auditor since 2023.

Kuala Lumpur, Malaysia

August 16, 2023

49

PT. MEGA BAKAU CITRAWISATA

Balance Sheets

As of December 31, 2022 and 2021

	December 31,	December 31,
	2022	2021
Assets
Current Assets
Cash and cash equivalents	1,349	86,961
Other receivables	–	1,091
Total current assets	1,349	88,052
Non-current Assets
Property and equipment, net	–	–
Total non-current assets	–	–
Total assets	1,349	88,052

Liabilities and shareholders' deficit
Current Liabilities:
Other payable and accrued expenses	75,985	2,872
Due to related parties	6,880,817	1,295,732
Total current liabilities	6,956,802	1,298,604
Total liabilities	6,956,802	1,298,604

Commitments and Contingencies	–	–

Shareholders’ deficit
Common stock ($34.89 par value, 75,000 shares authorized, 75,000 and 25,000 shares issued and outstanding as of December 31, 2022 and 2021, respectively)	2,528,824	171,632
Accumulated deficit	(9,845,061)	(1,367,469)
Other comprehensive income	360,784	(14,715)
Total shareholders’ deficit	(6,955,453)	(1,210,552)
Total liabilities and shareholders’ deficit	1,349	88,052

See accompanying notes to financial statements

50

PT. MEGA BAKAU CITRAWISATA

Statements of Income and Comprehensive Income

For the Years Ended December 31, 2022 and 2021

Year Ended	Year Ended
December 31,	December 31,
2022	2021
Revenues	-	-

Cost of sales	-	-

Gross profit	–	–

Operating Expenses
Impairment loss	7,838,120	185,825
General and administrative expenses	639,452	402,777
Total Operating Expenses	8,477,572	588,602
Loss from operations	(8,477,572)	(588,602)

Other income (expenses)
Interest expenses	(20)	(23)
Other income (expense), net	(20)	(23)

Loss before income taxes	(8,477,592)	(588,625)
Income tax expenses	–	–
Net Loss	(8,477,592)	(588,625)

Other comprehensive income (loss)
Foreign currency translation income	375,499	8,356
Total comprehensive loss	(8,102,093)	(580,269)

Loss per common share
Basic and diluted	(125.66	)-	(23.55	)-

Weighted average number of common shares outstanding
Basic and diluted	67,466	25,000

See accompanying notes to financial statements

51

PT. MEGA BAKAU CITRAWISATA

Statements of Changes in Shareholders’ Equity

For the Years Ended December 31, 2022 and 2021

				Accumulated
	Common Stock			other
	Number of		Accumulated	Comprehensive
	Shares	Amount	Deficit	Income	Total
Balance at December 31, 2020	25,000	$171,632	$(778,844)	$(23,070)	$(630,282)
Net loss			(588,625)		(588,625)
Foreign currency translation adjustment				8,355	8,355
Balance at December 31, 2021	25,000	171,632	(1,367,469)	(14,715)	(1,210,552)
Shares issued for cash	50,000	2,357,192			2,357,192
Net loss			(8,477,592)		(8,477,592)
Foreign currency translation adjustment				375,499	375,499
Balance at December 31, 2022	75,000	$2,528,824	$(9,845,061)	$360,784	$(6,955,453)

See accompanying notes to financial statements

52

PT. MEGA BAKAU CITRAWISATA

Statements of Cash Flows

For the Years Ended December 31, 2022 and 2021

	Year Ended December 31, 2022	Year Ended December 31, 2021
Cash Flows from Operating activities
Net income (loss)	(8,477,591)	(588,626)
Adjustments to reconcile net income to net cash provided by operating activities
Impairment loss	7,838,120	-185,825
Changes in operating assets and liabilities:
Due from related party	(7,8938,120)	(185,825)
Advances to employees	1,044	(175)
Other payable and accrued expenses	76,769	2,852
Net cash provided by (used in) operating activities	(8,399,778)	(585,950)

Cash Flows from Investing activities
Purchase of fixed assets	–	–
Net cash used Investing activities	–	–

Cash Flows from Financing activities
Proceeds from/ (Repayment to) related parties, net	5,960,780	663,826
Proceeds from stock issuance, net	2,357,192	–
Net cash provided by financing activities	8,317,972	663,826

Effect of exchange rate changes on cash and cash equivalents	(3,807)	382
Net change in cash and cash equivalents	(85,612)	78,258
Cash and cash equivalents at beginning of year	86,961	8,703
Cash and cash equivalents at end of year	1,349	86,961

Supplemental disclosure of cash flow information
Cash paid for income tax	–	–
Cash paid for interest	–	–

See accompanying notes to financial statements

53

PT. MEGA BAKAU CITRAWISATA

NOTES TO FINANCIAL STATEMENTS

As of and for the years ended December 31, 2022 and 2021

NOTE 1 - ORGANIZATION AND OPERATIONS

PT. Mega Bakau Citrawisata (the “Company”) was established on January 10, 2019. The deed of establishment was approved by the Minister of Law and Human Rights of the Republic of Indonesia in its Decision Letter dated January 24, 2019.

The Company’s articles of association have been amended on December 14, 2020, concerning the change in the composition of shareholder and composition of Commissioners and Directors. This change has been received and recorded in the Legal Entity Administration System of the Ministry of Law and Human Rights of Republic of Indonesia in accordance with the letter of receipt of notification of data changes dated December 16, 2020.

The Company is located in Bintan Regency, Riau Islands Province, Republic of Indonesia. The Company not yet started its commercial operations.

The Company's scope of activities is tourism related to real estate, villas, hospitality and other businesses.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Functional and presentation currency

The functional currency of the Company is the currency of the primary economic environment in which the Company operates which is Indonesian Rupiah (“IDR”).

Transactions in currencies other than the entity’s functional currency are recorded at the rates of exchange prevailing on the date of the transaction. At the end of each reporting period, monetary items denominated in foreign currencies are translated at the rates prevailing at the end of the reporting periods. Exchange differences arising on the settlement of monetary items and on translation of monetary items at period-end are included in income statement of the period.

For the purpose of presenting these financial statements, the Company’s assets and liabilities are expressed in US$ at the exchange rate on the balance sheet date, stockholder’s equity accounts are translated at historical rates, and income and expense items are translated at the weighted average exchange rate during the period. The resulting translation adjustments are reported under accumulated other comprehensive income in the stockholder’s equity section of the balance sheets.

US$ to IDR	Period End	Average
December 31, 2022	15,338.50	14,848.18
December 31, 2021	14,208.85	14,310.22

54

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Related parties

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

Pursuant to Section 850-10-20 the Related parties include a) affiliates of the Company; b) Entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) Other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a. the nature of the relationship(s) involved description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c. the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Leases

The Company adopted FASB Accounting Standards Codification, Topic 842, Leases (“ASC 842”) using the modified retrospective approach, electing the practical expedient that allows the Company not to restate its comparative periods prior to the adoption of the standard on January 1, 2019. As such, the disclosures required under ASC 842 are not presented for periods before the date of adoption. For the comparative periods prior to adoption, the Company presented the disclosures which were required under ASC 842.

The new leasing standard requires recognition of leases on the consolidated balance sheets as right-of-use (“ROU”) assets and lease liabilities. ROU assets represent the Company’s right to use underlying assets for the lease terms and lease liabilities represent the Company’s obligation to make lease payments arising from the leases. Operating lease ROU assets and operating lease liabilities are recognized based on the present value and future minimum lease payments over the lease term at commencement date. The Company’s future minimum based payments used to determine the Company’s lease liabilities mainly include minimum based rent payments. As most of Company’s leases do not provide an implicit rate, the Company uses its estimated incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments.

In addition, the adoption of the standard did not have a material impact on the Company’s results of operations or cash flows. Operating lease cost is recognized as a single lease cost on a straight-line basis over the lease term and is recorded in Selling, general and administrative expenses. Variable lease payments for common area maintenance, property taxes and other operating expenses are recognized as expense in the period when the changes in facts and circumstances on which the variable lease payments are based occur.

55

Fair Value Measurements

FASB ASC 820, “Fair Value Measurements” defines fair value for certain financial and non-financial assets and liabilities that are recorded at fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. It requires that an entity measure its financial instruments to base fair value on exit price, maximize the use of observable units and minimize the use of unobservable inputs to determine the exit price. It establishes a hierarchy which prioritizes the inputs to valuation techniques used to measure fair value. This hierarchy increases the consistency and comparability of fair value measurements and related disclosures by maximizing the use of observable inputs and minimizing the use of unobservable inputs by requiring that observable inputs be used when available. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the assets or liabilities based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy prioritizes the inputs into three broad levels based on the reliability of the inputs as follows:

Level 1 – Inputs are quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Valuation of these instruments does not require a high degree of judgment as the valuations are based on quoted prices in active markets that are readily and regularly available.

Level 2 – Inputs other than quoted prices in active markets that are either directly or indirectly observable as of the measurement date, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Valuations based on inputs that are unobservable and not corroborated by market data. The fair value for such assets and liabilities is generally determined using pricing models, discounted cash flow methodologies, or similar techniques that incorporate the assumptions a market participant would use in pricing the asset or liability.

The carrying values of certain assets and liabilities of the Company, such as cash and cash equivalents, accounts receivable, inventory, advance to suppliers, prepaid expenses, accounts payable, accrued expenses, and due to shareholders, approximate fair value because of to their relatively short maturities.

Commitments and contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time, that these matters will have a material adverse effect on the Company’s consolidated financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

56

Revenue recognition

The Company adopted ASU 2014-09, Topic 606 on January 1, 2018, using the modified retrospective method. ASC 606 requires the use of a new five-step model to recognize revenue from customer contracts. The five-step model requires that the Company (i) identify the contract with the customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, including variable consideration to the extent that it is probable that a significant future reversal will not occur, (iv) allocate the transaction price to the respective performance obligations in the contract, and (v) recognize revenue when (or as) the Company satisfies the performance obligation.

The adoption of Topic 606 has no impact on revenue amounts recorded on the Company’s financial statements as the Company has not generated any revenues.

Income Tax Provisions

The Company follows Section 740-10-30 of the FASB Accounting Standards Codification, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Statements of Income and Comprehensive Income in the period that includes the enactment date.

The Company adopted section 740-10-25 of the FASB Accounting Standards Codification (“Section 740-10-25”) with regards to uncertainty income taxes. Section 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under Section 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Section 740-10-25 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.

Net income (loss) per common share

Net income (loss) per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification. Basic net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period. Diluted net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock and potentially outstanding shares of common stock during the period. The weighted average number of common shares outstanding and potentially outstanding common shares assumes that the Company incorporated as of the beginning of the first period presented.

New Accounting Pronouncements

Management has considered all other recent accounting pronouncements issued since the last audit of our financial statements. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

As reflected in the accompanying financial statements, the Company had an accumulated deficit at December 31, 2022 of $9,845,061 without generating any revenues since inception. These factors among others raise substantial doubt about the Company’s ability to continue as a going concern.

57

While the Company has not commenced operations and generate revenues, the Company’s cash position may not be significant enough to support the Company’s daily operations. Management intends to raise additional funds by way of a public or private offering. Management believes that the actions presently being taken to further implement its business plan and generate revenues provide the opportunity for the Company to continue as a going concern. While the Company believes in the viability of its strategy to generate revenues and in its ability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate revenues.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 – RELATED PARTY TRANSACTION

The Company had transactions with the following related parties for the years ended December 31, 2021 and 2020:

Name of Related Party	Nature of Relationship
Sukardi	shareholder of the Company
Edi Jaafar	shareholder of the Company
Mustapa	shareholder of the Company
PT. Bakau Duta Properti	same ultimate majority shareholder as the Company
PT. Bukit Kemunting Cinta Semesta	same ultimate majority shareholder as the Company
PT. Mangrove Industry Park Indonesia	same ultimate majority shareholder as the Company

Due from related party

	December 31,	December 31,
Name of Related Party	2022	2021
Sukardi	$7,459,921	$158,352
Edi Jaafar	249,381	8,797
Mustapa	112,623	8,797
PT Bakau Duta Properti	2,209	2,416
Less: Allowance for impairment	(7,824,134)	(178,362)
Total, net	$–	$–

The due from related party amounts above are unsecured, non-interest bearing, and due on demand. These amounts consisted of advances to related parties for working capital and unpaid share capital.

The Company recognized an allowance for impairment of $7,824,134 and $178,362 for the years ended December 31, 2022 and 2021, respectively. The total amounts receivable from related parties were $nil and $nil as of December 31, 2022 and 2021, respectively.

Due to related party

	December 31,	December 31,
Name of Related Party	2022	2021
Sukardi	$5,642,634	$–
PT Mangrove Industry Park Indonesia	341,819	373,806
PT. Bukit Kemunting Cinta Semesta	892,269	921,926
PT. Taihe Group Indonesia	4,096	–
Total, net	$6,880,818	$1,295,732

The due to related party amounts above are unsecured, non-interest bearing, and due on demand. These amounts consist of advances from related parties for the Company’s working capital.

The total amount payable to related parties were $6,880,817 and $1,295,732 as of December 31, 2022 and 2021, respectively.

58

Other transactions

For the years ended December 31, 2022 and 2021, Mr. Sukardi provided approximately 432.83 acres of lands and building properties to the Company for its operation at free of charge.

NOTE 5 – CONCENTRATIONS, RISKS AND UNCERTAINTIES

Credit risk

Cash deposits with banks are held in financial institutions in Indonesia, which deposits are insured IDR 2 billion (approximately $131,363) per depositor per bank. Accordingly, the Company may have a concentration of credit risk related to the uninsured part of bank deposits from time to time. However, the Company has not experienced any losses in such accounts and believes it is not exposed to significant credit risk.

Unpaid share capital

Pursuant to Republic of Indonesia's Article 33 of the Limited Liability Company Law, the issued and paid-up share capital shall be (a) at least 25% of the authorized capital must be issued and fully paid up; (b) the capital issued and fully paid-up shall be proven by a valid payment evidence; and (c) any further issuance of shares to increase the issued capital must be fully paid up. As of the date of the report, the Company's issued share capital has not been paid-up accordingly, any claims against the Company or any of its affiliates or the commencement of any governmental investigation or proceeding, even without just cause, could create negative publicity and have a material adverse effect on the Company's operations. If any allegations or claims arise, the Company operations may be adversely affected.

NOTE 6 – STOCKHOLDERS’ DEFICIT

The Company is authorized to issue 75,000 shares of common stock with a par value of $34.89 (IDR 500,000) per share for a total of $2,616,495 (IDR 37,500,000,000).

On February 25, 2022, the Company changed the par value of its shares from IDR 100,000 to IDR 500,000 and increased the number of common shares authorized from 25,000 to 75,000 shares; and issued an additional 50,000 common shares to existing shareholders.

As of December 31, 2022 and 2021, the Company has 75,000 and 25,000 shares of common stock issued and outstanding, respectively.

NOTE 7 – INCOME TAX

On March 31, 2020, the Indonesian Government issued a Government Regulation in Lieu of Law No. 1 Year 2020 (“Perpu No.1 2020”) related to the Government’s financial policy and financial system stability to cope with the Coronavirus disease 2019 ("COVID-19") pandemic. Through this regulation, the Government issued some new policies which, among others, related to the change in the corporate income tax rate for domestic taxpayers and permanent establishments as follows:

•	corporate income tax rate of 22% effective for 2020 and 2021 fiscal years; and
•	corporate income tax rate of 20% effective for 2022 fiscal year and onwards.

In October 2021, the Law of Tax Regulations Harmonization was enacted and provided a 22% flat rate of corporate income tax for the fiscal year 2022 and onwards.

59

The net loss before income taxes and its provision for income taxes as follows:

	For the years ended
	December 31,	December 31,
	2022	2021
Net income before income tax	$(8,477,591)	$(588,626)
Less: Non-taxable income	–	–
Taxable income	(8,477,591)	(588,626)
Prevailing tax rate	20%	22%
Income tax provision	(1,695,518)	(129,498)
Less: Valuation allowance	–	–
Income tax expenses (benefits)	$(1,695,518)	$(129,498)

Significant components of the Company’s deferred taxes as follows:

	December 31,	December 31,
	2022	2021
Net operating loss carry forwards	$1,695,518	$129,498
Less: Valuation allowance	(1,695,518)	(129,498)
Deferred tax assets, net	$–	$–

Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements as their realization is determined not likely to occur and, accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards. No tax benefit has been realized since a full valuation allowance has offset deferred tax asset resulting from the net operating losses.

NOTE 8 – SUBSEQUENT EVENTS

The Company evaluates subsequent events that have occurred after the balance sheet date but before the financial statements are issued. Subsequent to the date the financial statements were available to be issued there were no subsequent events that would require disclosure to or adjustment to the financial statements.

On March 9, 2023, the Company entered into a lease agreement with Mr. Sukardi, a related party, for approximately 432.83 acres of lands for $1 per year without maturity.

On March 10, 2023, the Company amended its share capital from Mr. Sukardi 90%, Mustafa 5%, Edi Jaafar 5% to Mr. Sukardi 99% and Sio Hi 1%.

60

TAIHE GROUP INC.

PRO FORMA FINANCIAL STATEMENTS AND FOOTNOTES

61

Taihe Group, Inc. and its Subsidiaries

Pro Forma Consolidated Balance Sheets

As of December 31, 2022

Unaudited

	Historical				Pro Forma
	(a)	(b)	(b)	(d)
	Tihe US	HuaYin	BPB	MBCW	Adjustments	Notes	Consolidated
Assets
Current Assets
Cash and cash equivalents	$–	$–	$320	$1,349			$1,669
Total current assets	–	–	320	1,349			1,669
Non-current Assets
Property and equipment, net	–	–	–	–			–
Total non-current assets	–	–	–	–			–
Total assets	–	–	320	1,349			1,669

Liabilities and shareholders' deficit
Current Liabilities:
Other payable and accrued expenses	2,086	–	–	75,985			78,071
Due to related parties	41,881	–	123,229	6,880,817			7,045,927
Total current liabilities	43,967	–	123,229	6,956,802			7,123,998
Total liabilities	43,967	–	123,229	6,956,802			7,123,998

Commitments and Contingencies	–	–	–	–			–

Shareholders’ deficit
Series A Preferred Stock, $0.001 par value; 10,000,000 shares authorized	10,000	–	–	–			10,000
Common Stock, $0.0001 par value; 1,000,000,000 shares authorized	10,000	–	2,527,519	2,528,824	(5,056,343)	(e)	11,080
					1,080	(e)
Additional paid-in capital	10,827,754	–			5,056,343	(e)	15,883,017
					(1,080)	(e)
Subscription Receivable	–	–	–	–			–
Accumulated income (deficit)	(10,891,721)	–	(2,666,905)	(9,845,061)			(23,403,687)
Other comprehensive income (loss)	–	–	16,477	360,784			377,261
Total shareholders’ deficit	(43,967)	–	(122,909)	(6,955,453)			(7,122,329)
Total liabilities and shareholders’ deficit	$–	$–	$320	$1,349			$1,669

See accompanying notes to financial statements

Notes

(a) Derived from the audited balance sheet of Taihe Group, Inc. for the year ended December 31, 2022 included in Form 10-K filed on March 31, 2023.

(b) Derived from unaudited balance sheet of HuaYin International Group Limited.

(c) Derived from balance sheet of PT. Bintan Pelabuhan Batu Licin (formerly PT. Bentan Eja Industri) included in this Form 8-K.

(d) Derived from balance sheet of PT. Mega Bakau Citrawisata included in this Form 8-K.

(e) Tihe US issuance of 4.8 million and 6 million shares of its common stock as consideration in exchange for the control of BPB and MBCW

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PT. BENTAN EJA INDUSTRI

Pro Forma Consolidated Statements of Income and Comprehensive Income

For the Year Ended December 31, 2022

Unaudited

	Historical				Pro Forma
	(a)	(b)	(b)	(d)
	Tihe US	HuaYin	BPB	MBCW	Adjustments	Notes	Consolidated
Net sales	$–	$–	$–	$–			$–

Cost of sales	–	–	–	–			–

Gross profit	–	–	–	–			–

Operating Expenses
Impairment loss	–	–	1,858,310	7,838,120			9,696,430
General and administrative expenses	43,967	–	408,637	639,452			1,092,056
Total Operating Expenses	43,967	–	2,266,947	8,477,572			10,788,486
Loss from operations	(43,967)	–	(2,266,947)	(8,477,572)			(10,788,486)

Other income (expenses)
Other Income	–	–	61	–			61
Interest income (expenses)	–	–	14	(20)			(6)
Other income (expense), net	–	–	75	(20)			55

Income (loss) before income taxes	(43,967)	–	(2,266,872)	(8,477,592)			(10,788,431)
Income tax expenses	–	–	–	–			–
Net income (Loss)	(43,967)	–	(2,266,872)	(8,477,592)			(10,788,431)

Other comprehensive income (loss)
Foreign currency translation income (loss)	–	–	18,596	375,499			394,095
Total comprehensive loss	$(43,967)	$–	$(2,248,276)	$(8,102,093)			$(10,394,336)

See accompanying notes to financial statements

Notes

(a) Derived from the audited balance sheet of Taihe Group, Inc. for the year ended December 31, 2022 included in Form 10-K filed on March 31, 2023.

(b) Derived from unaudited balance sheet of HuaYin International Group Limited.

(b) Derived from balance sheet of PT. Bintan Pelabuhan Batu Licin (formerly PT. Bentan Eja Industri) included in this Form 8-K.

(b) Derived from balance sheet of PT. Mega Bakau Citrawisata included in this Form 8-K.

63

Taihe Group, Inc. and its Subsidiaries

Pro Forma Consolidated Balance Sheets

As of December 31, 2021

Unaudited

	Historical				Pro Forma
	(a)	(b)	(b)	(d)
	Tihe US	HuaYin	BPB	MBCW	Adjustments	Notes	Consolidated
Assets
Current Assets
Cash and cash equivalents	$–	$–	$6,995	$86,961			$93,956
Other receivables	–	–	–	1,091			1,091
Total current assets	–	–	6,995	88,052			95,047
Non-current Assets
Property and equipment, net	–	–	–	–			–
Total non-current assets	–	–	–	–			–
Total assets	–	–	6,995	88,052			95,047

Liabilities and shareholders' deficit
Current Liabilities:
Other payable and accrued expenses	–	–	–	2,872			2,872
Due to related parties	–	–	306,168	1,295,732			1,601,900
Total current liabilities	–	–	306,168	1,298,604			1,604,772
Total liabilities	–	–	306,168	1,298,604			1,604,772

Commitments and Contingencies	–	–	–	–			–

Shareholders’ deficit
Series A Preferred Stock, $0.001 par value; 10,000,000 shares authorized	500	–	–	–			500
Common Stock, $0.0001 par value; 1,000,000,000 shares authorized	–	–	102,979	171,632	(274,611)	(e)	1,080
					1,080	(e)
Additional paid-in capital	10,847,254	–			274,611	(e)	11,120,785
					(1,080)	(e)
Subscription Receivable	–	–	–	–			–
Accumulated income (deficit)	(10,847,754)	–	(400,033)	(1,367,469)			(12,615,256)
Other comprehensive income (loss)	–	–	(2,119)	14,715			(16,834)
Total shareholders’ deficit	–	–	(299,173)	(1,210,552)			(1,509,725)
Total liabilities and shareholders’ deficit	$–	$–	$6,995	$88,052			$95,047

See accompanying notes to financial statements

Notes

(a) Derived from the audited balance sheet of Taihe Group, Inc. for the year ended December 31, 2022 included in Form 10-K filed on March 31, 2023.

(b) Derived from unaudited balance sheet of HuaYin International Group Limited.

(c) Derived from balance sheet of PT. Bintan Pelabuhan Batu Licin (formerly PT. Bentan Eja Industri) included in this Form 8-K.

(d) Derived from balance sheet of PT. Mega Bakau Citrawisata included in this Form 8-K.

(e) Tihe US issuance of 4.8 million and 6 million shares of its common stock as consideration in exchange for the control of BPB and MBCW.

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PT. BENTAN EJA INDUSTRI

Pro Forma Consolidated Statements of Income and Comprehensive Income

For the Year Ended December 31, 2021

Unaudited

	Historical				Pro Forma
	(a)	(b)	(b)	(d)
	Tihe US	HuaYin	BPB	MBCW	Adjustments	Notes	Consolidated
Net sales	$–	$–	$–	$–			$–

Cost of sales	–	–	–	–			–

Gross profit	–	–	–	–			–

Operating Expenses
Impairment loss	–	–	–	185,825			185,825
General and administrative expenses	29,219	–	297,095	402,777			729,091
Total Operating Expenses	29,219	–	297,095	588,602			914,916
Loss from operations	(29,219)	–	(297,095)	(588,602)			(914,916)

Other income (expenses)
Other Income	–	–	–	–			–
Interest income (expenses)	–	–	41	(23)			18
Other income (expense), net	–	–	41	(23)			18

Income (loss) before income taxes	(29,219)	–	(297,054)	(588,625)			(914,898)
Income tax expenses	–	–	–	–			–
Net income (Loss)	(29,219)	–	(297,054)	(588,625)			(914,898)

Other comprehensive income (loss)
Foreign currency translation income (loss)	–	–	(2,119)	8,356			6,237
Total comprehensive loss	$(29,219)	$–	$(299,173)	$(580,269)			$(908,661)

See accompanying notes to financial statements

Notes

(a) Derived from the audited balance sheet of Taihe Group, Inc. for the year ended December 31, 2021 included in Form 10-K filed on March 31, 2023.

(b) Derived from unaudited balance sheet of HuaYin International Group Limited.

(b) Derived from balance sheet of PT. Bintan Pelabuhan Batu Licin (formerly PT. Bentan Eja Industri) included in this Form 8-K.

(b) Derived from balance sheet of PT. Mega Bakau Citrawisata included in this Form 8-K.

65

Taihe Group, Inc.

FORMERLY NuOncology Labs, Inc.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

As of and for the years ended December 31, 2022 and 2021

(Unaudited)

NOTE 1 – PRO FORMA AND BASIS OF PRESENTATION

The unaudited pro forma financial statements are based on historical financial statements of Taihe Group, Inc. (“Tihe US”) and its subsidiaries, HuaYin International Group Limited (“HuaYin”) and its variable interest entities PT. Bintan Pelabuhan Batu Licin (formerly PT. Bentan Eja Industri) (“BPB”) and PT. Mega Bakau Citrawisata.(“MBCW”) with the assumption that Tihe US through its subsidiary would entered into a series of Variable Interest Entity (“VIE”) agreements with BPB and BCW, through which TIHE US would control all management responsibilities and be regarded as the primary beneficiary of BPB and MBCW as if the following transactions had completed at the beginning of the year.

On January 31, 2023, Tihe US entered into a Stock Purchase Agreement (the “Agreement”) whereby Tihe US purchased 100% of the issued and outstanding shares of Hua Yin, a corporation organized under the laws of the British Virgin Islands, for the purchase price of $1,000. In consideration of the purchase price, certain shareholders of Tihe US transferred 89,900,000 shares of the Company’s Common Stock, and 10 million shares of the Company’s Series A Preferred Stock, to Taihe Group Limited, a Company organized under the law of Samoa.

On April 10, 2023 and April 12, 2023, Tihe US wholly owned subsidiary HuaYin, entered into separate Shareholders’ Agreement with the shareholders of (1) PT. Bintan Pelabuhan Batu Licin (formerly PT. Bentan Eja Industri) and (2) PT. Mega Bakau Citrawisata respectively, entities organized under the laws of Indonesia. The Shareholders’ Agreements are designed to provide HuaYin with the power, rights, and obligations equivalent in all material respects to those it would possess as the equity holder of BPB and MBCW, including absolute control rights and the rights in the assets, property and revenue of BPB and MBCW to (i) exercise effective control over BPB and MBCW, (ii) receive substantially all of the economic benefits of BPB and MBCW, and (iii) have an exclusive option to purchase or designate any third party to purchase all or part of the equity interests in and assets of BPB and MBCW when and to the extent permitted by Indonesia law. In consideration of the transfer, Tihe US will issue 4.8 million shares and 6 million shares of its common stock to the shareholders (or its beneficiary) of BPB and MBCW, respectively.

For financial reporting purpose, the transaction is classified as a business combination under common control in which all of the combining entities or businesses are ultimately controlled by the same party or parties both before and after the business combination, and that control is not transitory.

NOTE 2 – ADJUSTMENTS

(a)       Tihe US issued 75,000,000 shares of its common stock in exchange for all of the outstanding shares in BPB; and issued 75,000,000 shares of its common stock in exchange for all of the outstanding shares in MBCW

(b)       To eliminate BPB and MBCW’s historical shares capital amounts, assuming the BPB and MBCW’s original stockholders will exchange their shares in BPB and MBCW for the Tihe US shares.

66

Exhibit Number	Description
2.1	Stock Purchase Agreement dated January 31, 2023, by and among Taihe Group, Inc. and Hua Yin International Group Limited
3.1	Shareholders’ Agreement of PT. Bintan Pelabuhan Batu Licin dated April 10, 2023
3.2	Shareholders’ Agreement of PT. Mega Bakau Citrawisata dated April 12, 2023
4.1*	Articles of Incorporation
4.2*	By Laws
4.3*	Articles of Merger
4.4*	Restate Articles of Incorporation
4.5	Certificate of Designation Preferred A Shares
4.6	Custodian Court Orders
5.1	Hua Yin Certificate of Incumbency

* Previously filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Taihe Group, Inc.

Date: August 17, 2023		/s/ Yan-Ping Sheng
	Name:	Yan-Ping Sheng
	Title:	Chief Executive Officer

68